UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7720

Nuveen California Premium Income Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report February 28, 2014

NCU
Nuveen California Premium Income Municipal Fund

NAC
Nuveen California Dividend Advantage Municipal Fund

NVX
Nuveen California Dividend Advantage Municipal Fund 2

NZH
Nuveen California Dividend Advantage Municipal Fund 3

NKX
Nuveen California AMT-Free Municipal Income Fund

Nuveen Investments to be acquired by TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your Fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your Fund’s sub-adviser(s) will continue to manage your Fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your Fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the Funds and NFAL and the investment sub-advisory agreements between NFAL and each Fund’s sub-adviser(s). New agreements will be presented to the Funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	11

Common Share Information	13

Risk Considerations	15

Performance Overview and Holding Summaries	16

Shareholder Meeting Report	21

Report of Independent Registered Public Accounting Firm	25

Portfolios of Investments	26

Statement of Assets and Liabilities	62

Statement of Operations	63

Statement of Changes in Net Assets	64

Statement of Cash Flows	66

Financial Highlights	68

Notes to Financial Statements	77

Additional Fund Information	90

Glossary of Terms Used in this Report	91

Reinvest Automatically, Easily and Conveniently	93

Board Members & Officers	94

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe’s improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve’s decision to slow down its bond buying program beginning in December 2013, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
April 22, 2014

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen California Premium Income Municipal Fund (NCU)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
Nuveen California AMT-Free Municipal Income Fund (NKX)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Portfolio manager Scott R. Romans, PhD, reviews U.S. economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of these Nuveen California Municipal Funds. Scott has managed the Funds since 2003.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended February 28, 2014?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued, although the economy remained below peak levels. The Federal Reserve (Fed) maintained its efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce, or taper, its monthly asset purchases in $10 billion increments over the course of three consecutive meetings (December 2013, January 2014 and following the end of this reporting period, March 2014). As of April 2014, the Fed’s monthly purchases will comprise $25 billion in mortgage-backed securities (versus the original $40 billion per month) and $30 billion in longer-term Treasury securities (versus $45 billion). Following the March 2014 meeting, the Fed also stated that it would now look at a wide range of factors, including inflation levels and job creation, in determining future actions and that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer run goal.

In the fourth quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.6%, bringing the annual GDP for 2013 to 1.9% and continuing the pattern of positive economic growth for the eleventh consecutive quarter. The Consumer Price Index (CPI) rose 1.1% year-over-year as of February 2014, while the core CPI (which excludes food and energy) increased 1.6% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

this inflation measure. As of February 2014, the national unemployment rate was 6.7%, down from the 7.7% reported in February 2013. The housing market continued to post gains, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 13.2% for the twelve months ended January 2014 (most recent data available at the time this report was prepared). This brought the average U.S. home price back to mid-2004 levels, although prices continued to be down approximately 20% from their mid-2006 peak.

As this reporting period began, continued political debate over federal spending clouded the outlook for the U.S. economy, as lawmakers failed to reach a resolution on spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of Fiscal 2013, the federal budget for Fiscal 2014 remained under debate well into the new fiscal year. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 2014. Consensus on a $1.1 trillion federal spending bill was finally reached in January 2014, and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.

In June 2013, then-Fed Chairman Ben Bernanke’s remarks about potentially tapering the Fed’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and its impact on the economy and financial markets. This led to increased market volatility, which was compounded by headline credit stories involving Detroit’s bankruptcy filing in July 2013, the largest municipal bankruptcy in history and the disappointing news that continued to come out of Puerto Rico, where a struggling economy and years of deficit spending and borrowing resulted in multiple downgrades on the commonwealth’s bonds. In this unsettled environment, the Treasury market traded off, the municipal market followed suit and spreads widened as investor concern grew, prompting increased selling by bondholders across the fixed income markets. During the second half of this reporting period, municipal bonds generally rallied, as higher yields and the prospect of higher taxes sparked increased demand and improved flows into municipal bond funds, while supply continued to drop. However, for the reporting period as a whole, municipal bond prices generally declined, especially at the longer end of the maturity spectrum. At the same time, fundamentals on municipal bonds remained strong, as state governments made good progress in dealing with budget issues. Due to strong growth in personal tax collections, year-over-year totals for state tax revenues have increased for 15 consecutive quarters, while on the expense side, the states made headway in cutting and controlling costs, with more than 40 states implementing some type of pension reform. The current level of municipal issuance reflects the more conservative approach to state budgeting as well as a decrease in refunding activity as municipal market yields rose. Over the twelve months ended February 28, 2014, municipal bond issuance nationwide totaled $315.9 billion, a decrease of 17% from the issuance for the twelve-month period ended February 28, 2013.

How were the economic and market environments in California during the twelve-month reporting period ended February 28, 2014?

California’s economy continued to strengthen during this reporting period, with employment growth driven by hiring in technology, international trade and tourism and supplemented by improved residential construction and real estate conditions. Unemployment rates in the state continued to be above national levels, resulting in slow income and wage growth and negatively impacting broader growth through consumption and investment. Although California ranked fourth in the nation in terms of unemployment in February 2014 (behind Rhode Island, Illinois and Nevada), the state’s jobless number had improved to 8.0%, down from 9.4% in February 2013, its lowest level since September 2008. This compared with the national unemployment rate of 6.7% in February 2014. According to the S&P/Case-Shiller Index, home prices in San Francisco, San Diego and Los Angeles rose 23.1%, 19.4% and 18.9%, respectively, over the twelve-month reporting period ended January 2014 (most recent data available at the time this report was prepared). These increases far outpaced the average rise of 13.2% nationally for the same period. On the fiscal front, the state’s $97.1 billion Fiscal 2014 general fund budget, which required no major expenditure cuts or revenue-raising measures, provided for building a $1.1 billion reserve, continued to pay down inter-year deferrals and introduced a new funding formula for schools. Strong revenue growth resulting from a recovering economy and the passage of Proposition 30 in November 2012 (which temporarily increased state sales and personal income taxes) have aided in California’s fiscal recovery. For Fiscal 2014-2015, the proposed $106.7 billion general fund budget calls for

6	Nuveen Investments

adding to reserves, continuing to pay down education funding deferrals and budgetary obligations, building a strong rainy day fund and introducing a five-year plan for infrastructure improvements. In January 2014, S&P affirmed its A rating on California general obligation (GO) debt and revised the state outlook to positive from stable, while Moody’s and Fitch maintained their ratings of A1 and A, respectively, with stable outlooks as of February 2014. For the twelve months ended February 28, 2014, municipal issuance in California totaled $45.6 billion, an increase of 3.7% over the previous twelve months. California was the largest state issuer in the nation, representing approximately 14.4% of total issuance nationwide for the reporting period.

What key strategies were used to manage these California Funds during the twelve-month reporting period ended February 28, 2014?

As previously discussed, during the first part of this reporting period, debate over federal spending, uncertainty about the Fed’s quantitative easing program and headline credit stories involving Detroit and Puerto Rico led to an unsettled environment and increased selling by bondholders across the fixed income markets. Although the second half of the period brought stabilization and a municipal market rally driven by stronger demand and tight supply, municipal bond prices nationwide generally declined as a whole, while interest rates rose. At the same time, California municipal paper performed relatively well, due in part to increased demand triggered by recent changes in the state tax code as well as improving economic conditions in the state. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and help us keep our Funds fully invested.

During this reporting period, we primarily focused on strategies intended to enhance the Funds’ positioning and the structure of their holdings and increase income distribution. The first of these strategies involved bond swaps. Many of the bonds we added to our portfolios in the previous period were purchased at significant premiums. Because premiums must be amortized, this cuts into the amount of income available for distribution from the coupon. By executing a bond swap in a rising interest rate environment, that amortization expense is basically converted into a loss, so that more of the income from the coupon can be distributed to shareholders. Most of the bonds we swapped offered similar risk characteristics and often involved the same credit, but with different maturity dates. An additional benefit of this strategy was the generation of tax loss carry-forwards that can be used to offset future capital gains. A second strategy involved an approach known as “couponing up.” Couponing up is the process of working to improve the book yields on Fund holdings, which enables us to maintain and potentially improve the dividend stream that is passed on to shareholders. For example, we sold some of the Funds’ redevelopment agency holdings with 5% coupons in the 20-year maturity range at attractive prices into strong retail demand. We then used the proceeds from these sales to purchase more recent redevelopment issuance from 2010-2011 with higher coupons (e.g., 5.75%). These bonds ultimately provide a more defensive structure and may enable us to increase income distributions.

We also took advantage of opportunities to swap tobacco bonds. Bonds from certain tobacco issuers tend to be more liquid because they were part of a larger issuance. Because of this liquidity, these bonds are preferred by non-traditional municipal investors such as hedge funds. By swapping the Funds’ more liquid tobacco holdings for ones with less liquidity, we were able to pick up bonds with better credit quality and structure and higher yields, while also harvesting tax losses. Based on the credit situation in Puerto Rico, these Funds also swapped holdings of uninsured COFINA subordinate sales tax revenue bonds for insured COFINA senior sales tax bonds. We believe the senior COFINAs are a stronger credit, while the insurance provides additional protection. (Further information on developments in Puerto Rico and our Puerto Rico holdings can be found later in this report.)

More broadly during this reporting period, we focused on adding lower rated credits with higher coupons, taking advantage of opportunities to purchase these bonds at attractive prices when high yield funds were selling off during the market downturn. This also provided opportunities to extend the Funds’ call protection, which sets a certain period of time during which the bond cannot be redeemed by the issues. In addition, market action during this reporting period acted to extend the Funds’ durations naturally. We addressed this situation by selling some of our longer duration holdings, (e.g., zero coupon bonds,) in order to reduce the Funds’ durations and maintain them in line with their targeted objectives. Activity was driven primarily by the execution of these strategies and the reinvestment of proceeds from called and matured bonds. This reinvestment activity was aimed at keeping the Funds fully invested and supporting their income streams.

Nuveen Investments	7

Portfolio Manager’s Comments (continued)

As of February 28, 2014, all five of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the twelve-month reporting period ended February 28, 2014?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended February 28, 2014. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes and Lipper classification average.

For the twelve months ended February 28, 2014, the total returns on common share NAV for these five Funds underperformed the return for the S&P Municipal Bond California Index. NCU performed in line with the national S&P Municipal Bond Index, while the other four Funds lagged the national return. For the same period, NCU outperformed the average return for the Lipper California Municipal Debt Funds Classification Average, NKX performed in line with this Lipper average and NAC, NVX and NZH lagged the Lipper classification average.

Key management factors that influenced the Funds’ returns during this reporting period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of leverage was an important factor in performance. Leverage is discussed in more detail later in this report.

As interest rates rose and the yield curve steepened, municipal bonds with shorter maturities generally outperformed those with longer maturities. Overall, credits with short-intermediate maturities (between two and six years) posted the best returns during this reporting period, while bonds at the longest end of the municipal yield curve produced the weakest results. In general, the Funds’ durations and yield curve positioning were key detractors from their performance. Consistent with our long-term strategy, all of these Funds tended to be overweighted in the longer parts of the yield curve that underperformed and underweighted in the outperforming shorter end of the curve. This was especially true in NVX, which had the longest duration among these Funds, while NCU had the shortest duration. In general, the relative differences among the Funds’ returns can be explained by the degree to which each Fund’s duration was longer than that of the market.

Credit exposure was another factor in the Funds’ performance during these twelve months. In general, non-rated credits and BBB-rated bonds were the top performers in the California municipal market, as the environment shifted from tradeoff to rally and investors became more willing to accept risk. Bonds rated A performed in line with the California market average, while AAA- and AA-rated bonds slightly underperformed the market. Both the BB- and B-rated categories underperformed, dramatically so in the case of B-rated bonds due to the performance of tobacco bonds. Overall, these Funds tended to be overweighted in BBB-rated bonds and underweighted in higher quality credits relative to the market. This positive impact on credit exposure helped to offset some of the negative impact from their duration positioning.

Among the municipal market sectors, housing bonds generally were the top performers, helped by improving property value assessments and a decline in mortgage and tax delinquencies. Tied to this was the performance of land-secured deals such as tax increment financing (TIF) district credits, which benefited from the improving housing market and overall economy. Pre-refunded bonds, which are often backed by U.S. Treasury securities, also were among the best performing market. The outperformance of these bonds relative to the market can be attributed primarily to their shorter effective maturities. All of these Funds had holdings of pre-refunded bonds, with NKX having the heaviest allocations of these bonds and NZH the smallest. Other holdings that generally made positive contributions to the Funds’ returns included toll roads and GO credits, which typically outperformed the general municipal market, while industrial development revenue (IDR), education and water and sewer bonds generally performed in line with the market.

In contrast, revenue bonds as a whole underperformed the municipal market. Among the revenue sectors that generally lagged municipal market performance by the widest margins were utilities and transportation. The health care sector (including hospitals) also produced negative results in the California market. Tobacco credits backed by the 1998 master tobacco settlement agreement also

8	Nuveen Investments

were among the poorest performing market sectors, due in part to their longer effective durations. All of these Funds had allocations of tobacco bonds issued by various California agencies, with NAC and NKX having heavier weightings than NCU, NVX and NZH.

Shareholders also should be aware of ongoing developments in Puerto Rico that had an impact on the Funds’ holdings and performance, most recently the downgrade of Puerto Rico GOs and related debt to below investment grade. Puerto Rico’s continued economic weakening, escalating debt service obligations and longstanding inability to deliver a balanced budget led to multiple downgrades on its debt over the past twelve months. Following the most recent round of rating reductions in early February 2014, the three major rating agencies, Moody’s, S&P and Fitch Ratings, rated Puerto Rico GO debt at Ba2/BB+/BB, respectively, with negative outlooks. Ratings on sales tax bonds issued by COFINA also were lowered during the past twelve months, with senior sales tax revenue bonds rated Baa1/AA-/AA- and subordinate sales tax revenue bonds rated Baa2/A+/A+ by Moody’s, S&P and Fitch, respectively, as of February 2014. The COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds.

For the reporting period ended February 28, 2014, Puerto Rico paper underperformed the municipal market as a whole. During this reporting period, NAC, NVX, NZH and NKX had limited exposure to Puerto Rico bonds, while NCU held no Puerto Rico paper. The effect on performance from these holdings differed from Fund to Fund in line with the type and amount of its position, but on the whole, the impact was negligible. Puerto Rico bonds were originally added to our portfolios at times when in-state paper was scarce in order to keep the assets fully invested and working for the Funds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from federal, state and local taxes). During this reporting period, these Funds took advantage of opportunities to trim and swap positions in Puerto Rico paper so that by period end, the Funds’ exposure to Puerto Rico was very low, and the holdings were very high quality. NAC, NVX, NZH and NKX began this reporting period with allocations of 0.35%, 2.87%, 2.54% and 0.58%, respectively, to Puerto Rico debt and all held uninsured COFINA subordinate sales tax revenue bonds at the beginning of the reporting period, which we subsequently swapped for insured COFINA senior sales tax revenue bonds. We believe the senior COFINAs are a stronger credit, while the insurance provides additional protection. NVX, which also had positions in insured Puerto Rico GOs and escrowed appropriation bonds, trimmed its exposure to Puerto Rico to 1.71% at period end. In addition, NZH sold its holdings of insured Puerto Rico highway bonds, reducing its allocation to 0.56%. NAC and NKX cut their Puerto Rico exposure to 0.06% and 0.18%, respectively, by period end. A look at Puerto Rico’s tax-supported debt (GO, COFINA and guaranteed debt) as a whole makes it clear that the commonwealth’s debt was structured based on an assumption of a steadily growing economy. Unfortunately for Puerto Rico, its economy continues to struggle with high unemployment and population loss, among other problems. As a result, we believe that Puerto Rico bonds that lack a lien on specific revenues (e.g., COFINA sales tax bonds) or that are not backed by healthy bond insurers currently carry significant economic, fiscal and political risks.

Given the Puerto Rico situation and Detroit’s bankruptcy filing in July 2013, we should note that we continue to closely watch credit conditions in the California market. In August 2013, Fitch upgraded the rating on California state GO debt to A from A-, while Moody’s and S&P maintained their ratings of A1 and A, respectively. In January 2014, S&P revised its outlook for California to positive from stable. We also continue to monitor the status of local municipalities such as San Bernardino and Stockton, which filed for bankruptcy in 2012 as they became increasingly squeezed by budget problems resulting from rising pension costs. At the end of August 2013, San Bernardino was awarded bankruptcy protection by the court, joining Stockton, which received Chapter 9 protection in April 2013. Pension liabilities, primarily due to the California Public Employees’ Retirement System (CalPERS), were at the heart of Stockton’s bankruptcy filing. Stockton has since released a draft of a restructuring plan for reducing debt obligations, and most major insurers, acting as the proxy for Stockton bondholders, have approved the plan. San Bernardino, which has unfunded pension liabilities of approximately $143 million as well as $50 million in bonds it issued in 2005 to help cover pension obligations, is further behind in the bankruptcy process, as a recent recall election of local officials delayed progress. Both NZH and NKX have exposure to Stockton and San Bernardino, all of which is insured.

Nuveen Investments	9

Portfolio Manager’s Comments (continued)

APPROVED FUND REORGANIZATIONS

On October 13, 2013, the Nuveen Funds Board of Directors/Trustees approved a series of reorganizations for certain of the California Funds included in this report. The reorganizations are subject to customary conditions, including shareholder approval at annual shareholder meetings during 2014. Each reorganization is intended to create one, larger-state fund, which would potentially offer shareholders the following benefits:

•	Lower fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;
•	Enhanced secondary market trading, as larger funds potentially make it easier for investors to buy and sell fund shares;
•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and
•	Increased fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Funds
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)	Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
Nuveen California Premium Income Municipal Fund (NCU)	Nuveen California AMT-Free Municipal Income Fund (NKX)

Upon the closing of a reorganization, an Acquired Fund transfers its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Each Acquired Fund is then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of each Acquired Fund become shareholders of the Acquiring Fund. Holders of common shares receive newly issued common shares of their Acquiring Fund, the aggregate net asset value of which equal the aggregate net asset value of the common shares of the Acquired Fund held immediately prior to the reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders are entitled). Fractional shares are sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund receive on a one-for-one basis newly issued preferred shares of their Acquiring Fund, in exchange for preferred shares of the Acquired Fund held immediately prior to the reorganizations.

10	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a negative impact on the performance of the Funds over this reporting period.

As of February 28, 2014, the Funds’ percentages of effective and regulatory leverage are as shown in the accompanying table.

	NCU	NAC	NVX	NZH	NKX
Effective Leverage*	33.50%	38.21%	33.02%	39.70%	36.94%
Regulatory Leverage*	29.08%	28.28%	30.90%	32.93%	32.46%

*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments	11

Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE

As of February 28, 2014, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	MTP Shares				VRDP Shares
	Series	Shares Issued at Liquidation Value	Annual Interest Rate	NYSE / NYSE MKT Ticker	Series	Shares Issued at Liquidation Value
NCU	2015	$35,250,000	2.00%	NCU PRC	—	$—
NAC	—	$—	—	—	1	$136,200,000
NVX	—	$—	—	—	1	$98,000,000	*
NZH	—	$—	—	—	1	$160,000,000	*
NKX	—	$—	—	—	2	$35,500,000
		—	—	—	3	42,700,000
		—	—	—	4	109,000,000
		—	—	—	5	104,400,000
	—	$—				$291,600,000

*
During the current reporting period, the Fund refinanced its MTP shares with the issuance of VRDP Shares. Refer to Notes to Financial Statements, Note 1—General Information and Significant Accounting Policies for further details on MTP and VRDP Shares.

12	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDENDS INFORMATION

The following information regarding the Funds’ dividends is current as of February 28, 2014. Each Fund’s dividend levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s monthly dividends to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NCU	NAC	NVX	NZH	NKX
March 2013	$0.0700	$0.0740	$0.0750	$0.0670	$0.0700
April	0.0700	0.0740	0.0750	0.0670	0.0700
May	0.0700	0.0740	0.0750	0.0670	0.0700
June	0.0700	0.0740	0.0750	0.0670	0.0700
July	0.0700	0.0740	0.0750	0.0670	0.0700
August	0.0700	0.0740	0.0750	0.0670	0.0700
September	0.0700	0.0740	0.0750	0.0670	0.0700
October	0.0700	0.0740	0.0750	0.0670	0.0700
November	0.0700	0.0740	0.0750	0.0670	0.0700
December	0.0700	0.0740	0.0750	0.0670	0.0700
January	0.0700	0.0740	0.0750	0.0670	0.0700
February 2014	0.0700	0.0740	0.0750	0.0670	0.0700

Long-Term Capital Gain*	$—	$—	$—	$—	$0.0129
Ordinary Income Distribution*	$0.0004	$0.0014	$0.0030	$0.0007	$0.0028
Market Yield**	6.18%	6.31%	6.55%	6.57%	6.34%
Taxable-Equivalent Yield**	9.46%	9.66%	10.03%	10.06%	9.71%

*	Distribution paid in November 2013.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 28, 2014, all five Funds had positive UNII balances for both tax purposes and financial reporting purposes.

Nuveen Investments	13

Common Share Information (continued)

COMMON SHARE REPURCHASES

During November 2013, the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of February 28, 2014, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NAC and NKX have not repurchased any of their outstanding common shares.

	NCU	NAC	NVX	NZH	NKX
Common Shares Cumulatively Repurchased and Retired	44,500	—	50,700	12,900	—
Common Shares Authorized for Repurchase	575,000	2,350,000	1,475,000	2,415,000	4,185,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

COMMON SHARE EQUITY SHELF PROGRAMS

The following Funds are authorized to issue additional common shares through their ongoing equity shelf programs. Under these programs, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the equity shelf programs, the Funds are authorized to issue the following number of additional common shares:

	NAC	NKX
Additional Common Shares Authorized	2,300,000	4,100,000

During the current reporting period, NAC and NKX did not sell common shares through their equity shelf programs.

OTHER COMMON SHARE INFORMATION

As of February 28, 2014, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NCU	NAC	NVX	NZH	NKX
Common Share NAV	$15.00	$14.68	$14.85	$13.50	$14.50
Common Share Price	$13.60	$14.07	$13.75	$12.24	$13.25
Premium/(Discount) to NAV	(9.33)%	(4.16)%	(7.41)%	(9.33)%	(8.62)%
12-Month Average Premium/(Discount) to NAV	(7.40)%	(6.68)%	(7.54)%	(8.63)%	(9.03)%

14	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Nuveen Investments	15

NCU
Nuveen California Premium Income Municipal Fund
Performance Overview and Holding Summaries as of February 28, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of February 28, 2014

	Average Annual
	1-Year	5-Year	10-Year
NCU at Common Share NAV	(0.37)%	10.14%	5.80%
NCU at Common Share Price	(8.40)%	13.01%	5.92%
S&P Municipal Bond California Index	0.77%	6.73%	4.77%
S&P Municipal Bond Index	(0.27)%	6.11%	4.45%
Lipper California Municipal Debt Funds Classification Average	(1.09)%	10.39%	5.14%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	139.7%
Floating Rate Obligations	(3.9)%
MuniFund Term Preferred Shares	(41.0)%
Other Assets Less Liabilities	5.2%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	32.9%
Tax Obligation/General	23.6%
Health Care	19.4%
U.S. Guaranteed	5.7%
Transportation	5.3%
Other Industries	13.1%

Credit Quality
(% of total investment exposure)
AAA/U.S.Guaranteed	9.7%
AA	30.7%
A	36.6%
BBB	15.9%
BB or Lower	2.6%
N/R	4.5%

16	Nuveen Investments

NAC
Nuveen California Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of February 28, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of February 28, 2014

	Average Annual
	1-Year	5-Year	10-Year
NAC at Common Share NAV	(1.81)%	10.64%	5.60%
NAC at Common Share Price	(4.95)%	12.54%	6.01%
S&P Municipal Bond California Index	0.77%	6.73%	4.77%
S&P Municipal Bond Index	(0.27)%	6.11%	4.45%
Lipper California Municipal Debt Funds Classification Average	(1.09)%	10.39%	5.14%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	147.0%
Floating Rate Obligations	(12.6)%
Variable Rate Demand Preferred Shares	(39.4)%
Other Assets Less Liabilities	5.0%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	26.9%
Health Care	21.4%
Tax Obligation/General	18.0%
Water and Sewer	10.3%
Consumer Staples	5.1%
Education and Civic Organizations	4.3%
Other Industries	14.0%

Credit Quality
(% of total investment exposure)
AAA/U.S.Guaranteed	4.4%
AA	42.7%
A	29.0%
BBB	11.7%
BB or Lower	6.8%
N/R	5.4%

Nuveen Investments	17

NVX
Nuveen California Dividend Advantage Municipal Fund 2
Performance Overview and Holding Summaries as of February 28, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of February 28, 2014

	Average Annual
	1-Year	5-Year	10-Year
NVX at Common Share NAV	(3.42)%	9.55%	5.69%
NVX at Common Share Price	(9.86)%	12.77%	6.04%
S&P Municipal Bond California Index	0.77%	6.73%	4.77%
S&P Municipal Bond Index	(0.27)%	6.11%	4.45%
Lipper California Municipal Debt Funds Classification Average	(1.09)%	10.39%	5.14%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	140.7%
Floating Rate Obligations	(0.4)%
Variable Rate Demand Preferred Shares	(44.7)%
Other Assets Less Liabilities	4.4%

Portfolio Composition
(% of total investments)
Tax Obligation/General	20.2%
Tax Obligation/Limited	18.2%
Health Care	15.8%
Utilities	10.1%
Housing/Multifamily	7.5%
Transportation	6.3%
Consumer Staples	5.6%
Water and Sewer	5.6%
Other Industries	10.7%

Credit Quality
(% of total investment exposure)
AAA/U.S.Guaranteed	7.3%
AA	29.6%
A	34.6%
BBB	17.4%
BB or Lower	6.3%
N/R	4.8%

18	Nuveen Investments

NZH
Nuveen California Dividend Advantage Municipal Fund 3
Performance Overview and Holding Summaries as of February 28, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of February 28, 2014

	Average Annual
	1-Year	5-Year	10-Year
NZH at Common Share NAV	(2.50)%	10.11%	5.05%
NZH at Common Share Price	(8.23)%	10.88%	5.33%
S&P Municipal Bond California Index	0.77%	6.73%	4.77%
S&P Municipal Bond Index	(0.27)%	6.11%	4.45%
Lipper California Municipal Debt Funds Classification Average	(1.09)%	10.39%	5.14%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	144.2%
Floating Rate Obligations	(0.3)%
Variable Rate Demand Preferred Shares	(49.1)%
Other Assets Less Liabilities	5.2%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	33.6%
Health Care	19.2%
Tax Obligation/General	9.4%
Water and Sewer	6.2%
Consumer Staples	5.6%
Transportation	5.5%
Education and Civic Organizations	5.2%
Utilities	4.8%
Other Industries	10.5%

Credit Quality
(% of total investment exposure)
AAA/U.S.Guaranteed	2.0%
AA	35.9%
A	35.9%
BBB	14.3%
BB or Lower	6.6%
N/R	5.3%

Nuveen Investments	19

NKX
Nuveen California AMT-Free Municipal Income Fund
Performance Overview and Holding Summaries as of February 28, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of February 28, 2014

	Average Annual
	1-Year	5-Year	10-Year
NKX at Common Share NAV	(1.10)%	8.61%	5.31%
NKX at Common Share Price	(6.39)%	8.98%	4.72%
S&P Municipal Bond California Index	0.77%	6.73%	4.77%
S&P Municipal Bond Index	(0.27)%	6.11%	4.45%
Lipper California Municipal Debt Funds Classification Average	(1.09)%	10.39%	5.14%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	145.7%
Floating Rate Obligations	(0.6)%
Variable Rate Demand Preferred Shares	(48.1)%
Other Assets Less Liabilities	3.0%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	33.8%
Tax Obligation/General	17.9%
Health Care	12.8%
Water and Sewer	11.9%
U.S. Guaranteed	6.5%
Transportation	4.4%
Other Industries	12.7%

Credit Quality
(% of total investment exposure)
AAA/U.S.Guaranteed	7.3%
AA	46.1%
A	24.9%
BBB	10.8%
BB or Lower	4.8%
N/R	6.1%

20	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 26, 2013 for NVX and NZH; at this meeting the shareholders were asked to vote on the election of Board Members.  NVX was also meeting to approve the elimination of a fundamental investment policy and to approve a new fundamental policy.

The annual meeting of shareholders was held in the offices of Nuveen Investments on February 24, 2014 for NCU, NAC and NKX; at this meeting the shareholders were asked to vote on the election of Board Members, the approval of an Agreement and Plan of Reorganization and to approve the amendment and restatement of the Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares.

	NCU		NAC
	Common and			Common and
	Preferred			Preferred
	shares			shares
	voting together	Preferred	Common	voting together	Preferred
	as a class	Shares	Shares	as a class	Shares
To approve an Agreement and Plan of Reorganization
For	2,480,693	884,641	—	—	1,362
Against	83,236	19,713	—	—	—
Abstain	89,970	34,000	—	—	—
Broker Non-Votes	5,624,305	2,333,696	—	—	—
Total	8,278,204	3,272,050	—	—	1,362
To approve the amendment and restatement of the Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares.
For	—	—	—	—	1,362
Against	—	—	—	—	—
Abstain	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—
Total	—	—	—	—	1,362
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	7,293,524	7,294,886	—
Against	—	—	368,592	368,592	—
Abstain	—	—	247,183	247,183	—
Total	—	—	7,909,299	7,910,661	—
To approve the elimination of the fundamental investment policy.
For	—	—	—	—	—
Against	—	—	—	—	—
Abstain	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—
Total	—	—	—	—	—
To approve the new fundamental investment policy.
For	—	—	—	—	—
Against	—	—	—	—	—
Abstain	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—
Total	—	—	—	—	—

Nuveen Investments	21

Shareholder Meeting Report (continued)

	NCU		NAC
	Common and			Common and
	Preferred			Preferred
	shares			shares
	voting together	Preferred	Common	voting together	Preferred
	as a class	Shares	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	7,488,988	—	—	20,810,430	—
Withhold	789,216	—	—	602,925	—
Total	8,278,204	—	—	21,413,355	—
Carole E. Stone
For	7,515,850	—	—	20,822,706	—
Withhold	762,354	—	—	590,649	—
Total	8,278,204	—	—	21,413,355	—
Virginia L. Stringer
For	7,504,582	—	—	20,819,404	—
Withhold	773,622	—	—	593,951	—
Total	8,278,204	—	—	21,413,355	—
William C. Hunter
For	—	2,684,606	—	—	1,362
Withhold	—	587,444	—	—	—
Total	—	3,272,050	—	—	1,362
William J. Schneider
For	—	2,684,606	—	—	1,362
Withhold	—	587,444	—	—	—
Total	—	3,272,050	—	—	1,362

22	Nuveen Investments

	NVX		NZH		NKX
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	shares		shares		shares
	voting together	Preferred	voting together	Preferred	voting together	Preferred
	as a class	Shares	as a class	Shares	as a class	Shares
To approve an Agreement and Plan of Reorganization
For	—	—	—	—	—	2,701
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	2,701
To approve the amendment and restatement of the Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares.
For	—	—	—	—	—	2,701
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	2,701
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the elimination of the fundamental investment policy.
For	6,379,692	730	—	—	—	—
Against	348,565	—	—	—	—	—
Abstain	372,313	—	—	—	—	—
Broker Non-Votes	1,879,481	—	—	—	—	—
Total	8,980,051	730	—	—	—	—
To approve the new fundamental investment policy.
For	6,377,686	730	—	—	—	—
Against	367,817	—	—	—	—	—
Abstain	355,067	—	—	—	—	—
Broker Non-Votes	1,879,481	—	—	—	—	—
Total	8,980,051	730	—	—	—	—

Nuveen Investments	23

Shareholder Meeting Report (continued)

	NVX		NZH		NKX
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	shares		shares		shares
	voting together	Preferred	voting together	Preferred	voting together	Preferred
	as a class	Shares	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	8,525,786	—	19,769,447	—	32,615,769	—
Withhold	454,265	—	869,546	—	1,404,229	—
Total	8,980,051	—	20,638,993	—	34,019,998	—
Carole E. Stone
For	8,534,876	—	20,026,126	—	32,659,513	—
Withhold	445,175	—	612,867	—	1,360,485	—
Total	8,980,051	—	20,638,993	—	34,019,998	—
Virginia L. Stringer
For	8,545,829	—	19,976,054	—	32,677,776	—
Withhold	434,222	—	662,939	—	1,342,222	—
Total	8,980,051	—	20,638,993	—	34,019,998	—
William C. Hunter
For	—	730	—	1,380	—	2,363
Withhold	—	—	—	70	—	338
Total	—	730	—	1,450	—	2,701
William J. Schneider
For	—	730	—	1,380	—	2,363
Withhold	—	—	—	70	—	338
Total	—	730	—	1,450	—	2,701

24	Nuveen Investments

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Nuveen California Premium Income Municipal Fund
Nuveen California Dividend Advantage Municipal Fund
Nuveen California Dividend Advantage Municipal Fund 2
Nuveen California Dividend Advantage Municipal Fund 3
Nuveen California AMT-Free Municipal Income Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, and Nuveen California AMT-Free Municipal Income Fund (the “Funds”) as of February 28, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, and Nuveen California AMT-Free Municipal Income Fund at February 28, 2014, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
April 25, 2014

Nuveen Investments	25

NCU
Nuveen California Premium Income Municipal Fund
Portfolio of Investments
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 139.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 139.7% (100.0% of Total Investments)
	Consumer Staples – 5.4% (3.9% of Total Investments)
$1,250	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	5/14 at 100.00	Baa1	$1,234,888
125	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	119,674
2,285	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	5/14 at 100.00	BBB	2,246,841
485	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	B	399,679
865	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	678,255
5,010	Total Consumer Staples			4,679,337
	Education and Civic Organizations – 3.5% (2.5% of Total Investments)
70	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	70,964
45	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21	11/15 at 100.00	A2	47,618
215	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	217,365
2,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – NPFG Insured	11/15 at 100.00	Aa2	2,138,240
300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	322,170
185	California Statewide Communitities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	203,221
2,815	Total Education and Civic Organizations			2,999,578
	Health Care – 27.1% (19.4% of Total Investments)
335	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A1	352,943
685	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	BBB	679,705
1,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	1,005,260
815	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	727,909
1,740	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	BBB–	1,747,256
730	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	751,718
2,680	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	3,162,132
2,100	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	2,279,214
1,690	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	1,706,038
377	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health	7/18 at 100.00	AA	414,828
	System, Trust 2554, 18.668%, 7/01/47 – AGM Insured (IF)

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$760	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	$836,752
2,600	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	2,688,816
1,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	1,040,280
1,450	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	1,422,987
1,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	1,000,540
850	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	959,812
1,415	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	1,482,863
1,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	Aa2	1,022,980
22,227	Total Health Care			23,282,033
	Housing/Multifamily – 1.2% (0.9% of Total Investments)
490	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	513,108
155	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	158,624
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	360,108
995	Total Housing/Multifamily			1,031,840
	Housing/Single Family – 1.4% (1.0% of Total Investments)
1,150	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L, 5.500%, 8/01/38	2/18 at 100.00	A–	1,151,185
50	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	52,340
1,200	Total Housing/Single Family			1,203,525
	Tax Obligation/General – 33.0% (23.6% of Total Investments)
	California State, General Obligation Bonds, Various Purpose Series 2009:
2,350	6.000%, 11/01/39	11/19 at 100.00	A1	2,777,794
1,300	5.500%, 11/01/39	11/19 at 100.00	A1	1,457,924
3,500	California State, General Obligation Bonds, Various Purpose Series 2013, 5.000%, 4/01/37	4/23 at 100.00	A1	3,763,059
4,475	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 – AGM Insured	8/18 at 100.00	Aa1	4,762,026
6,000	Hartnell Community College District, California, General Obligation Bonds, Series 2006B, 5.000%, 6/01/29 – AGM Insured (UB)	6/16 at 100.00	AA	6,455,340
3,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005A-2, 5.000%, 7/01/24 – NPFG Insured	7/15 at 100.00	Aa2	3,191,370
15	Riverside Community College District, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/22 – NPFG Insured	8/14 at 100.00	AA	15,318
1,355	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 – NPFG Insured	9/15 at 100.00	Aa1	1,444,701
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	3,415,692
1,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,055,970
31,340	Total Tax Obligation/General			28,339,194

Nuveen Investments	27

NCU	Nuveen California Premium Income Municipal Fund
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 46.0% (32.9% of Total Investments)
$1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	10/33 at 100.00	N/R	$894,360
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
1,695	5.000%, 12/01/22 – AMBAC Insured	5/14 at 100.00	AA+	1,702,068
1,865	5.000%, 12/01/24 – AMBAC Insured	5/14 at 100.00	AA+	1,872,777
5,920	California State Public Works Board, Lease Revenue Bonds, Department of Veterans Affairs, Southern California Veterans Home – Chula Vista Facility, Series 1999A, 5.600%, 11/01/19 – AMBAC Insured	5/14 at 100.00	A2	5,944,682
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,115,210
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	2,337,560
535	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	AA	544,074
165	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	168,665
500	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	504,395
260	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Refunding Series 2001,5.000%, 9/01/31 – NPFG Insured	9/14 at 100.00	A	260,008
350	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/14 at 100.00	A–	350,270
425	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BB+	387,893
320	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	323,222
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
75	5.000%, 9/01/26	9/16 at 100.00	N/R	76,286
175	5.125%, 9/01/36	9/16 at 100.00	N/R	175,830
3,500	Livermore Redevelopment Agency, California, Tax Allocation Revenue Bonds, Livermore Redevelopment Project Area, Series 2001A, 5.000%, 8/01/26 – NPFG Insured	8/14 at 100.00	A	3,533,284
310	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	315,834
475	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.250%, 9/01/38	9/21 at 100.00	A–	563,265
3,230	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2005, 5.000%, 8/01/35 – NPFG Insured	8/15 at 100.00	A	3,243,760
170	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	204,411
65	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	72,435
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
450	5.250%, 9/01/30	9/23 at 100.00	N/R	458,654
405	5.750%, 9/01/39	9/23 at 100.00	N/R	418,576
70	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	71,940
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
60	6.000%, 9/01/33	9/14 at 100.00	N/R	61,966
135	6.125%, 9/01/41	9/14 at 100.00	N/R	139,343
540	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	564,035

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$210	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	$230,987
40	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	45,054
1,500	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	1,484,535
1,500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	A	1,696,950
3,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	A	3,393,900
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,078,190
2,700	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 1998D, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	A	1,708,506
2,000	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.200%, 4/01/26	4/19 at 100.00	AA	2,256,140
30	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	34,495
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
30	7.000%, 8/01/33	2/21 at 100.00	BBB+	33,041
40	7.000%, 8/01/41	2/21 at 100.00	BBB+	43,450
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	A	103,254
275	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	A	282,739
360	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	373,752
50	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	53,911
360	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.500%, 9/01/36	9/14 at 102.00	N/R	315,050
95	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	106,879
38,985	Total Tax Obligation/Limited			39,545,636
	Transportation – 7.4% (5.3% of Total Investments)
220	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 13.595%, 10/01/32 (IF)	4/18 at 100.00	AA	291,441
2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35	7/14 at 100.00	BBB–	1,974,380
620	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	657,026
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
1,360	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,417,134
1,360	6.000%, 1/15/53	1/24 at 100.00	BBB–	1,430,258
580	Port of Oakland, California, Reveue Refunding Bonds, Series 2012P, 5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	621,116
6,140	Total Transportation			6,391,355
	U.S. Guaranteed – 8.0% (5.7% of Total Investments) (4)
780	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (4)	857,072

Nuveen Investments	29

NCU	Nuveen California Premium Income Municipal Fund
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$3,000	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	Aaa	$3,665,129
1,112	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.436%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aaa	1,488,946
370	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	Aaa	376,186
135	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	144,333
325	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (4)	378,388
5,722	Total U.S. Guaranteed			6,910,054
	Utilities – 1.5% (1.1% of Total Investments)
890	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	981,599
295	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	296,720
1,185	Total Utilities			1,278,319
	Water and Sewer – 5.2% (3.7% of Total Investments)
1,125	Burbank, California, Wastewater System Revenue Bonds, Series 2004A, 5.000%, 6/01/23 – AMBAC Insured	6/14 at 100.00	AA+	1,138,151
2,275	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	2,170,532
205	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	216,400
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.866%, 7/01/35 (IF) (5)	7/19 at 100.00	AAA	957,457
4,275	Total Water and Sewer			4,482,540
$119,894	Total Long-Term Investments (cost $111,461,257)			120,143,411
	Floating Rate Obligations – (3.9)%			(3,395,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (41.0)% (6)			(35,250,000)
	Other Assets Less Liabilities – 5.2%			4,480,949
	Net Assets Applicable to Common Shares – 100%			$85,979,360

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s“), Moody’s Investors Service, Inc. (“Moody’s“) or Fitch, Inc. (“Fitch“) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.3%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

30	Nuveen Investments

NAC
Nuveen California Dividend Advantage Municipal Fund
Portfolio of Investments
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 147.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 147.0% (100.0% of Total Investments)
	Consumer Staples – 7.6% (5.1% of Total Investments)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
$2,115	5.600%, 6/01/36	12/18 at 100.00	BB–	$1,781,126
5,385	5.650%, 6/01/41	12/18 at 100.00	BB–	4,361,096
540	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	516,991
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
13,115	5.750%, 6/01/47	6/17 at 100.00	B	10,807,809
2,895	5.125%, 6/01/47	6/17 at 100.00	B	2,183,120
8,255	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	6,472,828
32,305	Total Consumer Staples			26,122,970
	Education and Civic Organizations – 6.3% (4.3% of Total Investments)
2,500	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2010, 5.000%, 2/01/40	2/20 at 100.00	Aa3	2,615,200
290	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	293,993
10,000	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33 (UB)	10/17 at 100.00	Aa1	10,244,500
200	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21	11/15 at 100.00	A2	211,634
840	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	849,240
1,250	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,342,375
2,000	University of California, General Revenue Bonds, Series 2013AF, 5.000%, 5/15/29	5/23 at 100.00	Aa1	2,274,100
3,690	University of California, General Revenue Bonds, Series 2013AI, 5.000%, 5/15/38	5/23 at 100.00	Aa1	4,017,820
20,770	Total Education and Civic Organizations			21,848,862
	Health Care – 31.5% (21.4% of Total Investments)
3,815	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008J, 5.625%, 7/01/32	7/15 at 100.00	A	3,916,861
1,500	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2009, 5.000%, 8/15/39	8/19 at 100.00	A1	1,536,675
1,420	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A1	1,496,055
14,895	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	15,103,083
6,530	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42 (UB)	8/20 at 100.00	AA–	7,625,603
1,120	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	1,125,891
2,000	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	2,071,240

Nuveen Investments	31

NAC	Nuveen California Dividend Advantage Municipal Fund
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$5,500	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	$6,422,790
3,325	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	2,969,691
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,760	5.250%, 7/01/24	7/15 at 100.00	BBB–	1,788,371
3,870	5.250%, 7/01/30	7/15 at 100.00	BBB–	3,886,138
150	5.250%, 7/01/35	7/15 at 100.00	BBB–	149,417
3,095	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	3,187,076
12,640	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	12,769,685
9,980	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41 – BHAC Insured (UB)	3/16 at 100.00	AA+	10,424,609
2,010	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	2,371,599
5,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2008B, 5.250%, 11/15/48	5/18 at 100.00	AA–	5,113,650
1,586	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.668%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	1,747,455
1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/23	12/15 at 100.00	BBB	1,007,000
2,860	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,148,831
1,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	1,040,480
675	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB+	681,089
4,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	4,161,120
5,450	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	5,348,467
2,570	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	2,571,388
3,500	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	3,952,165
3,000	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	3,143,880
104,251	Total Health Care			108,760,309
	Housing/Multifamily – 2.1% (1.4% of Total Investments)
1,985	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	2,078,613
4,600	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.125%, 8/15/32	8/22 at 100.00	BBB	4,723,832
320	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	320,099
6,905	Total Housing/Multifamily			7,122,544
32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 0.7% (0.4% of Total Investments)
$185	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	$193,656
2,395	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 9.710%, 2/01/29 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A–	2,080,297
2,580	Total Housing/Single Family			2,273,953
	Industrials – 0.0% (0.0% of Total Investments)
5,120	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	D	19,763
	Long-Term Care – 0.3% (0.2% of Total Investments)
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	Baa1	1,176,770
	Tax Obligation/General – 26.4% (18.0% of Total Investments)
3,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa3	3,294,810
10,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	11,820,399
	California State, General Obligation Bonds, Various Purpose Series 2010:
5,000	6.000%, 3/01/33	3/20 at 100.00	A1	5,969,150
8,000	5.500%, 3/01/40	3/20 at 100.00	A1	8,940,560
1,000	5.250%, 11/01/40	11/20 at 100.00	A1	1,085,650
	California State, General Obligation Bonds, Various Purpose Series 2011:
5,000	5.250%, 10/01/28	No Opt. Call	A1	5,757,500
2,000	5.000%, 9/01/31	No Opt. Call	A1	2,209,780
4,330	5.000%, 10/01/41	10/21 at 100.00	A1	4,568,843
2,000	California State, General Obligation Bonds, Various Purpose Series 2013, 5.000%, 2/01/29	No Opt. Call	A1	2,253,540
4,435	California State, General Obligation Refunding Bonds, Series 2002, 6.000%, 4/01/16 – AMBAC Insured	No Opt. Call	A1	4,972,655
3,425	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 – AGM Insured	8/18 at 100.00	Aa1	3,644,680
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California, General Obligation Revenue Bonds, Series 2007, 5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA–	5,852,769
3,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005A-2, 5.000%, 7/01/24 – NPFG Insured	7/15 at 100.00	Aa2	3,191,370
5,210	Oak Valley Hospital District, Stanislaus County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/35 – FGIC Insured	7/14 at 101.00	A2	5,281,429
4,000	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/41	8/21 at 100.00	AA+	4,290,520
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2004 Election Series 2013B:
2,770	5.500%, 8/01/38	8/24 at 100.00	Aa3	3,112,483
2,490	5.500%, 8/01/40	8/24 at 100.00	Aa3	2,784,368
30,100	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	12,320,230
100,910	Total Tax Obligation/General			91,350,736
	Tax Obligation/Limited – 39.5% (26.9% of Total Investments)
	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,000	5.500%, 9/01/24	9/14 at 102.00	N/R	1,026,580
615	5.800%, 9/01/35	9/14 at 102.00	N/R	623,641
5,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2013G, 5.250%, 9/01/30	9/23 at 100.00	A2	5,627,150

Nuveen Investments	33

NAC	Nuveen California Dividend Advantage Municipal Fund
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	$1,115,210
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	2,337,560
710	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	725,769
2,905	Carson Redevelopment Agency, California, Redevelopment Project Area 1 Tax Allocation Bonds, Series 2009A, 7.000%, 10/01/36	10/19 at 100.00	A–	3,296,420
1,225	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	1,235,768
1,480	Commerce Joint Power Financing Authority, California, Tax Allocation Bonds, Redevelopment Projects 2 and 3, Refunding Series 2003A, 5.000%, 8/01/28 – RAAI Insured	5/14 at 100.00	BBB	1,480,192
1,040	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Refunding Series 2001,5.000%, 9/01/31 – NPFG Insured	9/14 at 100.00	A	1,040,031
1,430	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/14 at 100.00	A–	1,431,101
2,890	Fontana, California, Senior Special Tax Refunding Bonds, Heritage Village Community Facilities District 2, Series 1998A, 5.250%, 9/01/17 – NPFG Insured	9/14 at 100.00	A	2,947,078
1,125	Fontana, California, Special Tax Bonds, Sierra Community Facilities District 22, Series 2004, 6.000%, 9/01/34	9/14 at 100.00	N/R	1,130,771
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	1,044,720
3,980	Garden Grove, California, Certificates of Participation, Financing Project, Series 2002A, 5.500%, 3/01/22 – AMBAC Insured	5/14 at 100.00	A	3,997,194
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A2	1,063,540
31,090	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AA–	31,172,075
2,850	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BB+	2,601,167
1,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured	2/23 at 100.00	AA	1,551,795
4,500	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	4,776,840
1,285	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	1,296,180
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
325	5.000%, 9/01/26	9/16 at 100.00	N/R	330,571
755	5.125%, 9/01/36	9/16 at 100.00	N/R	758,579
675	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	677,039
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 – RAAI Insured	8/17 at 100.00	BBB+	984,360
2,290	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	2,333,098
1,650	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	1,716,066
3,500	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	A	3,538,815

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$695	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	$835,682
7,845	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Series 2001, 5.000%, 3/01/19 – NPFG Insured	5/14 at 100.00	A	7,868,692
240	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/14 at 102.00	N/R	240,979
260	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	289,741
1,000	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2004, 5.000%, 12/01/24 – AMBAC Insured	12/14 at 100.00	A–	1,025,530
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,815	5.250%, 9/01/30	9/23 at 100.00	N/R	1,849,902
1,630	5.750%, 9/01/39	9/23 at 100.00	N/R	1,684,638
300	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	308,316
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
245	6.000%, 9/01/33	9/14 at 100.00	N/R	253,029
530	6.125%, 9/01/41	9/14 at 100.00	N/R	547,050
7,935	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	6/14 at 100.00	N/R	7,939,523
2,130	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	2,224,806
1,570	Poway Redevelopment Agency, California, Tax Allocation Refunding Bonds, Paguay Redevelopment Project, Series 2000, 5.750%, 6/15/33 – NPFG Insured	5/14 at 100.00	A	1,570,707
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	317,075
845	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	929,449
150	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	168,951
1,860	Riverside Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Project Areas, Series 2003, 5.250%, 8/01/22 – NPFG Insured	5/14 at 100.00	A	1,866,417
2,500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A	2,828,250
1,000	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	1,118,470
120	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	137,978
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
125	7.000%, 8/01/33	2/21 at 100.00	BBB+	137,671
155	7.000%, 8/01/41	2/21 at 100.00	BBB+	168,370
1,000	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	1,037,710
1,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A, 5.000%, 8/01/27 – NPFG Insured	8/15 at 100.00	A	1,008,440

Nuveen Investments	35

NAC	Nuveen California Dividend Advantage Municipal Fund
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
$1,100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	A	$1,135,794
1,235	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	A	1,269,753
5,000	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	A+	5,910,200
205	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	221,035
1,405	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.450%, 9/01/26	9/14 at 102.00	N/R	1,294,679
1,200	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	BBB+	1,292,880
1,000	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	1,029,030
5,000	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39	11/19 at 100.00	AA–	5,636,050
	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A:
150	6.000%, 9/01/26	9/21 at 100.00	A–	168,756
210	6.500%, 9/01/32	9/21 at 100.00	A–	243,539
133,775	Total Tax Obligation/Limited			136,418,402
	Transportation – 6.0% (4.1% of Total Investments)
3,405	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	3,608,347
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
7,500	5.750%, 1/15/46	1/24 at 100.00	BBB–	7,815,075
7,500	6.000%, 1/15/53	1/24 at 100.00	BBB–	7,887,450
1,250	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010D, 5.000%, 5/15/40 (UB) (5)	5/20 at 100.00	AA	1,321,975
120	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R	120,540
19,775	Total Transportation			20,753,387
	U.S. Guaranteed – 5.5% (3.8% of Total Investments) (6)
1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (6)	1,571,298
4,685	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.436%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aaa	6,273,121
635	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (6)	673,037
1,725	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	AA (6)	2,233,220
5,840	Orange County Water District, California, Revenue Certificates of Participation, Series 1999A, 5.375%, 8/15/29 (ETM)	No Opt. Call	AA+ (6)	7,120,946
575	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (6)	614,750
600	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39 (Pre-refunded 9/01/14)	9/14 at 105.00	N/R (6)	655,890
15,490	Total U.S. Guaranteed			19,142,262

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 6.0% (4.1% of Total Investments)
$3,775	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	$3,917,355
5,500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AA–	5,769,775
2,355	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	AA–	2,711,288
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 3345, 18.425%, 7/01/20 (IF) (5)	No Opt. Call	AA–	3,847,800
1,270	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,277,404
2,500	Sacremento Municipal Utility District, California, Electric Revenue Bonds, Tender Option Bond Trust 1186, 17.647%, 8/15/41 (IF) (5)	8/23 at 100.00	AA–	3,187,800
18,400	Total Utilities			20,711,422
	Water and Sewer – 15.1% (10.3% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A:
2,000	5.000%, 10/01/29	4/23 at 100.00	AA–	2,267,640
1,500	5.000%, 10/01/34	4/23 at 100.00	AA–	1,652,385
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
1,265	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,256,297
6,475	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	6,177,668
875	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	923,659
2,500	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 – AMBAC Insured	4/16 at 100.00	A	2,645,200
9,955	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.250%, 7/01/39 (UB)	1/21 at 100.00	AA	10,826,361
835	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	AA–	885,476
2,250	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AA	2,398,343
11,000	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A, 5.250%, 5/15/26	5/20 at 100.00	AA	12,883,968
5,580	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/41 (UB)	11/21 at 100.00	AA–	5,954,864
	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Tender Option Bond Trust 2013-4A:
750	18.390%, 11/01/28 (IF)	11/21 at 100.00	AA–	1,164,360
750	18.288%, 11/01/43 (IF)	5/22 at 100.00	AA–	954,030

Nuveen Investments	37

NAC	Nuveen California Dividend Advantage Municipal Fund
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,000	West Basin Municipal Water District, California, Certificates of Participation, Refunding Series 2008B, 5.000%, 8/01/28 – AGC Insured	8/18 at 100.00	AA–	$2,201,300
47,735	Total Water and Sewer			52,191,551
$509,016	Total Long-Term Investments (cost $479,347,715)			507,892,931
	Floating Rate Obligations – (12.6)%			(43,400,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (39.4)% (7)			(136,200,000)
	Other Assets Less Liabilities – 5.0%			17,169,603
	Net Assets Applicable to Common Shares – 100%			$345,462,534

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s“), Moody’s Investors Service, Inc. (“Moody’s“) or Fitch, Inc. (“Fitch“) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 26.8%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

38	Nuveen Investments

NVX
Nuveen California Dividend Advantage Municipal Fund 2
Portfolio of Investments
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 140.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 140.7% (100.0% of Total Investments)
	Consumer Staples – 7.9% (5.6% of Total Investments)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
$2,000	5.600%, 6/01/36	12/18 at 100.00	BB–	$1,684,280
2,000	5.650%, 6/01/41	12/18 at 100.00	BB–	1,619,720
330	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	315,939
2,775	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	5/14 at 100.00	Baa1	2,760,071
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
8,540	5.750%, 6/01/47	6/17 at 100.00	B	7,037,643
1,270	5.125%, 6/01/47	6/17 at 100.00	B	957,707
3,660	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	2,869,843
20,575	Total Consumer Staples			17,245,203
	Education and Civic Organizations – 6.0% (4.2% of Total Investments)
1,775	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	1,808,228
125	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21	11/15 at 100.00	A2	132,271
1,915	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – NPFG Insured (Alternative Minimum Tax)	9/14 at 100.00	Baa1	1,917,815
555	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	561,105
2,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40	6/20 at 100.00	BBB+	2,724,025
850	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	912,815
4,610	University of California, General Revenue Bonds, Series 2013AI, 5.000%, 5/15/38	5/23 at 100.00	Aa1	5,019,552
12,330	Total Education and Civic Organizations			13,075,811
	Health Care – 22.2% (15.8% of Total Investments)
2,500	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008J, 5.625%, 7/01/32	7/15 at 100.00	A	2,566,750
895	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A1	942,936
1,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	1,520,955
4,215	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	BBB	4,295,759
5,520	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	5,549,035
3,200	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	3,313,984
2,225	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	1,987,237
5,250	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	7/15 at 100.00	BBB–	5,229,578

Nuveen Investments	39

NVX	Nuveen California Dividend Advantage Municipal Fund 2
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$425	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	$437,644
1,035	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2004D, 5.050%, 8/15/38 – AGM Insured	8/18 at 100.00	AA	1,062,189
2,705	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	2,730,670
2,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	2,201,980
1,610	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	1,675,173
455	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB+	459,104
1,500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	1,560,420
4,800	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	4,710,576
5,785	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	5,788,124
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	2,540,678
47,870	Total Health Care			48,572,792
	Housing/Multifamily – 10.5% (7.5% of Total Investments)
1,310	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,371,780
410	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	419,586
940	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	967,147
205	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	205,064
20,000	Los Angeles Community Redevelopment Agency, California, Multifamily Housing Revenue Bonds, Wilshire Station Apartments, Tender Option Bond Trust 1178, 0.290%, 10/15/38	7/14 at 100.00	A1	20,000,000
22,865	Total Housing/Multifamily			22,963,577
	Housing/Single Family – 3.2% (2.3% of Total Investments)
1,490	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	A–	1,489,806
110	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	115,147
5,775	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006M, 4.650%, 8/01/31 (Alternative Minimum Tax)	2/16 at 100.00	A–	5,445,248
7,375	Total Housing/Single Family			7,050,201
	Industrials – 0.0% (0.0% of Total Investments)
3,175	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	D	12,256
	Tax Obligation/General – 28.5% (20.2% of Total Investments)
1,300	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa3	1,427,751
10,000	California State, General Obligation Bonds, Series 2006CD, 4.600%, 12/01/32 (Alternative Minimum Tax)	12/15 at 100.00	AA	10,018,300
13,850	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 4/01/38	4/19 at 100.00	A1	16,128,464

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2010:
$2,000	6.000%, 3/01/33	3/20 at 100.00	A1	$2,387,660
1,000	5.250%, 11/01/40	11/20 at 100.00	A1	1,085,650
	California State, General Obligation Bonds, Various Purpose Series 2011:
4,850	5.250%, 10/01/28	No Opt. Call	A1	5,584,775
2,300	5.000%, 9/01/41	9/21 at 100.00	A1	2,425,764
2,190	5.000%, 10/01/41	10/21 at 100.00	A1	2,310,800
32,730	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/46 – AGM Insured	No Opt. Call	Aa2	5,408,633
1,285	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 7/01/27	7/19 at 100.00	Aa2	1,472,006
13,530	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	Aa3	8,100,411
1,265	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	A1	1,299,572
2,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A	1,969,400
1,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	1,080,580
1,600	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,689,552
90,900	Total Tax Obligation/General			62,389,318
	Tax Obligation/Limited – 25.6% (18.2% of Total Investments)
	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
650	5.500%, 9/01/24	9/14 at 102.00	N/R	667,277
385	5.800%, 9/01/35	9/14 at 102.00	N/R	390,409
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31	9/23 at 100.00	A2	7,806,610
1,245	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	AA	1,266,115
435	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	444,661
700	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Series 2003, 5.000%, 9/01/33 – NPFG Insured	9/14 at 101.00	A	700,749
4,265	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	4,394,016
960	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/27 at 100.00	A–	960,739
750	Fontana, California, Special Tax Bonds, Sierra Community Facilities District 22, Series 2004, 6.000%, 9/01/34	9/14 at 100.00	N/R	753,848
2,995	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AGM Insured	6/15 at 100.00	AA–	2,995,659
1,785	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,838,389
1,800	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,810,386
1,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured	2/23 at 100.00	AA	1,551,795
870	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	883,302
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
205	5.000%, 9/01/26	9/16 at 100.00	N/R	208,514
470	5.125%, 9/01/36	9/16 at 100.00	N/R	472,228

Nuveen Investments	41

NVX	Nuveen California Dividend Advantage Municipal Fund 2
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$415	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	$416,253
800	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	815,056
1,350	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	1,404,054
750	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	895,493
475	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	571,150
475	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/14 at 102.00	N/R	476,938
175	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	195,018
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,205	5.250%, 9/01/30	9/23 at 100.00	N/R	1,228,172
1,085	5.750%, 9/01/39	9/23 at 100.00	N/R	1,121,369
200	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	205,544
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
165	6.000%, 9/01/33	9/33 at 100.00	N/R	170,407
360	6.125%, 9/01/41	9/41 at 100.00	N/R	371,581
3,085	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	3,222,313
6,275	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	795,858
550	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	604,967
100	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	112,634
	San Buenaventura Redevelopment Agency, California, Merged Project Areas Tax Allocation Bonds, Series 2008:
1,000	7.750%, 8/01/28	8/16 at 102.00	A	1,106,100
1,325	8.000%, 8/01/38	8/16 at 102.00	A	1,437,678
990	San Diego, California, Special Tax Community Facilities District 4 Black Mountain Ranch Villages Bonds, Series 2008A, 6.000%, 9/01/37	9/14 at 100.00	N/R	1,023,591
80	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	91,986
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
85	7.000%, 8/01/33	2/21 at 100.00	BBB+	93,616
105	7.000%, 8/01/41	2/21 at 100.00	BBB+	114,057
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
1,100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	A	1,135,794
765	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	A	786,527
995	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	1,033,009
1,530	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 2 and 3, Series 2005C, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	A–	1,537,344
140	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	150,951
930	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.500%, 9/01/36	9/14 at 102.00	N/R	813,880

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$6,500	Ventura County Public Financing Authority, California, Lease Revenue Bonds Series 2013A, 5.000%, 11/01/38	11/22 at 100.00	AA+	$6,867,185
240	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	278,330
59,265	Total Tax Obligation/Limited			56,221,552
	Transportation – 8.9% (6.3% of Total Investments)
2,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	A+	2,121,460
1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 13.595%, 10/01/32 (IF)	4/18 at 100.00	AA	1,894,364
2,240	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	2,373,773
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
4,940	5.750%, 1/15/46	1/24 at 100.00	BBB–	5,147,529
4,935	6.000%, 1/15/53	1/24 at 100.00	BBB–	5,189,942
	Port of Oakland, California, Reveue Refunding Bonds, Series 2012P:
1,545	5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	1,654,525
1,000	5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	1,058,010
18,090	Total Transportation			19,439,603
	U.S. Guaranteed – 5.9% (4.2% of Total Investments) (5)
1,930	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (5)	2,120,703
2,945	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.436%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aaa	3,943,296
860	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	Aaa	874,379
405	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (5)	429,260
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 (ETM)	No Opt. Call	BB (5)	2,498,920
355	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (5)	379,541
825	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (5)	960,523
1,315	University of California, Limited Project Revenue Bonds, Series 2007D, 5.000%, 5/15/41 (Pre-refunded 5/15/16) – FGIC Insured	5/16 at 101.00	Aa2 (5)	1,363,497
415	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39 (Pre-refunded 9/01/14)	9/14 at 105.00	N/R (5)	453,657
11,050	Total U.S. Guaranteed			13,023,776
	Utilities – 14.2% (10.1% of Total Investments)
5,000	Anaheim Public Financing Authority, California, Revenue Bonds, Electric Distribution System, Second Lien Series 2004, 5.250%, 10/01/21 – NPFG Insured	10/14 at 100.00	AA–	5,140,850
2,355	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	2,443,807
500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured	7/15 at 100.00	AA–	524,525
14,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	14,989,100
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
790	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	794,606
1,500	5.250%, 9/01/36 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,507,755
1,500	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	1/20 at 100.00	AA–	1,694,415

Nuveen Investments	43

NVX	Nuveen California Dividend Advantage Municipal Fund 2
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	A	$4,090,600
29,645	Total Utilities			31,185,658
	Water and Sewer – 7.8% (5.6% of Total Investments)
2,500	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/28	4/23 at 100.00	AA–	2,855,675
5,240	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	4,999,379
1,400	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	1,478,652
545	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	575,307
2,000	Metropolitan Water District of Southern California, Water Revenue Bonds, 2006 Authorization Series 2007A, 5.000%, 7/01/37	7/17 at 100.00	AAA	2,190,940
1,160	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.866%, 7/01/35 (IF) (6)	7/19 at 100.00	AAA	1,657,686
750	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AA	799,448
2,400	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2009B, 5.000%, 11/01/39	No Opt. Call	AA–	2,592,313
15,995	Total Water and Sewer			17,149,400
$339,135	Total Long-Term Investments (cost $295,229,631)			308,329,147
	Floating Rate Obligations – (0.4)%			(965,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (44.7)% (7)			(98,000,000)
	Other Assets Less Liabilities – 4.4%			9,758,738
	Net Assets Applicable to Common Shares – 100%			$219,122,885

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s“), Moody’s Investors Service, Inc. (“Moody’s“) or Fitch, Inc. (“Fitch“) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate obligations.
(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.8%.
(ETM)	Escrowed to Maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

44	Nuveen Investments

NZH
Nuveen California Dividend Advantage Municipal Fund 3
Portfolio of Investments
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 144.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 144.2% (100.0% of Total Investments)
	Consumer Staples – 8.0% (5.6% of Total Investments)
$2,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41	12/18 at 100.00	BB–	$2,024,650
540	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	516,991
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
16,985	5.750%, 6/01/47	6/17 at 100.00	B	13,996,998
6,325	5.125%, 6/01/47	6/17 at 100.00	B	4,769,683
6,265	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	4,912,449
32,615	Total Consumer Staples			26,220,771
	Education and Civic Organizations – 7.5% (5.2% of Total Investments)
290	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	293,993
2,160	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A2	2,525,062
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
200	5.000%, 11/01/21	11/15 at 100.00	A2	211,634
1,000	5.000%, 11/01/30	11/15 at 100.00	A2	1,058,600
1,275	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – NPFG Insured (Alternative Minimum Tax)	9/14 at 100.00	Baa1	1,276,874
850	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	859,350
6,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – NPFG Insured	11/15 at 100.00	Aa2	6,414,720
1,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,396,070
3,100	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa1	3,115,810
3,000	University of California, General Revenue Bonds, Series 2013AF, 5.000%, 5/15/29	5/23 at 100.00	Aa1	3,411,150
3,690	University of California, General Revenue Bonds, Series 2013AI, 5.000%, 5/15/38	5/23 at 100.00	Aa1	4,017,820
22,865	Total Education and Civic Organizations			24,581,083
	Health Care – 27.6% (19.2% of Total Investments)
2,500	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008J, 5.625%, 7/01/32	7/15 at 100.00	A	2,566,750
1,445	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A1	1,522,394
1,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	1,995,421
3,530	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	4,122,263
3,735	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bonds Trust 3765, 19.446%, 5/15/39 (IF) (4)	11/16 at 100.00	AA–	3,943,562
3,850	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	3,870,251

Nuveen Investments	45

NZH	Nuveen California Dividend Advantage Municipal Fund 3
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,650	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 – AGC Insured	3/18 at 100.00	AA–	$1,690,970
1,000	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	1,035,620
8,875	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	10,364,047
3,435	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	3,067,936
4,500	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA–	4,900,590
2,330	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	7/15 at 100.00	BBB–	2,320,936
645	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	664,189
3,860	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,321,502
5,600	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 19.169%, 11/15/46 (IF) (4)	11/16 at 100.00	AA–	5,912,760
1,594	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.668%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	1,755,718
2,950	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,247,921
4,000	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	4,136,640
695	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB+	701,269
1,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	1,030,670
7,650	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	7,507,481
5,790	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	5,793,127
3,400	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	3,839,246
8,760	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2013J, 5.250%, 5/15/31	5/23 at 100.00	Aa2	9,778,876
84,559	Total Health Care			90,090,139
	Housing/Multifamily – 6.0% (4.1% of Total Investments)
2,010	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	2,104,792
2,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	2,067,228
325	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	325,101
15,000	Los Angeles Community Redevelopment Agency, California, Multifamily Housing Revenue Bonds, Wilshire Station Apartments, Tender Option Bond Trust 1178, 0.290%, 10/15/38	7/14 at 100.00	A1	15,000,000
19,355	Total Housing/Multifamily			19,497,121
	Housing/Single Family – 3.8% (2.6% of Total Investments)
190	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	198,890

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206:
$10,180	9.331%, 8/01/25 (Alternative Minimum Tax) (IF)	2/16 at 100.00	A–	$8,727,009
3,805	9.710%, 2/01/29 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A–	3,305,023
14,175	Total Housing/Single Family			12,230,922
	Industrials – 1.6% (1.1% of Total Investments)
5,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	A–	5,248,250
5,205	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	D	20,091
10,205	Total Industrials			5,268,341
	Long-Term Care – 1.2% (0.9% of Total Investments)
	California Health Facilities Financing Authority, Insured Senior Living Revenue Bonds, Aldersly Project, Series 2002A:
1,500	5.125%, 3/01/22	5/14 at 100.00	A	1,505,220
1,315	5.250%, 3/01/32	5/14 at 100.00	A	1,319,313
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	Baa1	1,176,770
3,815	Total Long-Term Care			4,001,303
	Tax Obligation/General – 13.6% (9.4% of Total Investments)
	California State, General Obligation Bonds, Various Purpose Series 2009:
3,040	6.000%, 11/01/39	11/19 at 100.00	A1	3,593,402
3,500	5.500%, 11/01/39	11/19 at 100.00	A1	3,925,180
	California State, General Obligation Bonds, Various Purpose Series 2010:
1,960	5.500%, 3/01/40	3/20 at 100.00	A1	2,190,437
1,000	5.250%, 11/01/40	11/20 at 100.00	A1	1,085,650
	California State, General Obligation Bonds, Various Purpose Series 2011:
1,770	5.250%, 10/01/28	No Opt. Call	A1	2,038,155
4,000	5.000%, 9/01/31	No Opt. Call	A1	4,419,560
4,315	5.000%, 10/01/41	10/21 at 100.00	A1	4,553,015
3,230	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 2/01/29	2/22 at 100.00	A1	3,669,603
	California State, General Obligation Bonds, Various Purpose Series 2013:
1,260	5.000%, 2/01/29	No Opt. Call	A1	1,419,730
1,710	5.000%, 2/01/31	No Opt. Call	A1	1,890,627
2,465	5.000%, 4/01/37	4/23 at 100.00	A1	2,650,269
15	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	6/14 at 100.00	AA	15,026
1,120	Oxnard School District, Ventura County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/43 – AGM Insured	8/23 at 100.00	AA–	1,170,915
2,715	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 – NPFG Insured	9/15 at 100.00	Aa1	2,894,733
2,115	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 9/01/42	9/21 at 100.00	AA+	2,239,045
5,530	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 – AGM Insured	8/37 at 100.00	AA–	2,721,424
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A:
1,535	5.500%, 8/01/38	8/24 at 100.00	Aa3	1,724,787
1,750	5.500%, 8/01/40	8/24 at 100.00	Aa3	1,956,885
43,030	Total Tax Obligation/General			44,158,443

Nuveen Investments	47

NZH	Nuveen California Dividend Advantage Municipal Fund 3
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 48.5% (33.6% of Total Investments)
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2013G:
$5,690	5.250%, 9/01/30	9/23 at 100.00	A2	$6,403,697
7,135	5.250%, 9/01/32	9/23 at 100.00	A2	7,867,265
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F:
1,685	5.250%, 9/01/31	9/23 at 100.00	A2	1,879,163
1,450	5.250%, 9/01/33	9/23 at 100.00	A2	1,583,183
4,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	5/14 at 100.00	A2	4,012,760
4,510	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Hospital Addition, Series 2001A, 5.000%, 12/01/26 – AMBAC Insured	5/14 at 100.00	A2	4,523,801
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,115,210
2,260	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	2,537,935
715	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	730,880
2,160	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	2,178,986
1,050	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Series 2003, 5.000%, 9/01/33 – NPFG Insured	9/14 at 101.00	A	1,051,124
1,445	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/14 at 100.00	A–	1,446,113
1,125	Fontana, California, Special Tax Bonds, Sierra Community Facilities District 22, Series 2004, 6.000%, 9/01/34	9/14 at 100.00	N/R	1,130,771
3,500	Fremont, California, Special Tax Bonds, Community Facilities District 1, Pacific Commons, Series 2005, 6.300%, 9/01/31	9/14 at 100.00	N/R	3,515,960
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
3,000	5.000%, 6/01/45	6/15 at 100.00	A2	2,973,990
5,910	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA–	5,911,300
1,310	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	1,330,030
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
330	5.000%, 9/01/26	9/16 at 100.00	N/R	335,656
760	5.125%, 9/01/36	9/16 at 100.00	N/R	763,602
680	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	682,054
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 – RAAI Insured	8/17 at 100.00	BBB+	984,360
1,310	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	1,334,654
	Los Angeles Community Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Bunker Hill Redevelopment Project, Series 2004L:
1,715	5.000%, 3/01/18	9/14 at 100.00	BBB–	1,736,369
1,350	5.100%, 3/01/19	9/14 at 100.00	BBB–	1,365,917
7,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	7,280,280
725	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	871,755

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$240	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/14 at 102.00	N/R	$240,979
270	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	300,885
11,165	Palm Desert Financing Authority, California, Tax Allocation Revenue Refunding Bonds, Project Area 1, Series 2002, 5.100%, 4/01/30 – NPFG Insured	4/14 at 100.00	A	11,166,897
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,815	5.250%, 9/01/30	9/23 at 100.00	N/R	1,849,902
1,630	5.750%, 9/01/39	9/23 at 100.00	N/R	1,684,638
300	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	308,316
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
245	6.000%, 9/01/33	9/14 at 100.00	N/R	253,029
540	6.125%, 9/01/41	9/14 at 100.00	N/R	557,372
2,885	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	6/14 at 100.00	N/R	2,886,644
2,185	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	2,282,254
3,250	Pomona Public Financing Authority, California, Revenue Refunding Bonds, Merged Redevelopment Projects, Series 2001AD, 5.000%, 2/01/27 – NPFG Insured	8/14 at 100.00	A	3,253,055
995	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 14 Del Sur, Series 2006, 5.125%, 9/01/26	9/16 at 100.00	N/R	1,010,253
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
10,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	1,354,500
10,025	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,271,471
865	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	951,448
3,375	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area Tax Allocation Bonds, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	3,642,368
155	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	174,583
	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012:
990	5.000%, 9/01/29	9/22 at 100.00	N/R	1,017,621
2,615	5.000%, 9/01/35	9/22 at 100.00	N/R	2,584,431
14,505	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2001A, 5.000%, 9/01/26 – AGM Insured	5/14 at 100.00	AA–	14,551,850
125	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	143,728
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
125	7.000%, 8/01/33	2/21 at 100.00	BBB+	137,671
160	7.000%, 8/01/41	2/21 at 100.00	BBB+	173,802
1,160	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	A	1,192,642
1,500	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	1,557,300
6,000	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 1 and 3, Series 2005A, 5.000%, 8/01/34 – AMBAC Insured	8/15 at 102.00	A	6,058,920
215	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	231,817

Nuveen Investments	49

NZH	Nuveen California Dividend Advantage Municipal Fund 3
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$8,710	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Series 2005A, 5.000%, 8/15/32 – AMBAC Insured	8/15 at 100.00	BBB+	$8,814,607
1,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/34 – FGIC Insured	9/14 at 100.00	A	1,330,290
1,415	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.450%, 9/01/26	9/14 at 102.00	N/R	1,303,894
1,165	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 7.000%, 8/01/39	8/21 at 100.00	A	1,374,851
1,950	Ventura County Public Financing Authority, California, Lease Revenue Bonds Series 2013A, 5.000%, 11/01/38	11/22 at 100.00	AA+	2,060,156
	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009:
7,500	6.250%, 11/01/39	11/19 at 100.00	AA–	8,454,075
5,000	5.750%, 11/01/45	11/19 at 100.00	AA–	5,321,200
370	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	429,093
2,500	Yucaipa-Calimesa Joint Unified School District, San Bernardino County, California, Certificates of Participation, Refunding Series 2001A, 5.000%, 10/01/26 – NPFG Insured	4/14 at 100.00	A	2,507,650
170,260	Total Tax Obligation/Limited			157,981,007
	Transportation – 7.9% (5.5% of Total Investments)
3,705	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	A+	3,930,005
3,425	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	3,629,541
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
7,560	5.750%, 1/15/46	1/24 at 100.00	BBB–	7,877,596
7,555	6.000%, 1/15/53	1/24 at 100.00	BBB–	7,945,291
2,350	Port of Oakland, California, Reveue Refunding Bonds, Series 2012P, 5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	2,516,592
24,595	Total Transportation			25,899,025
	U.S. Guaranteed – 2.6% (1.8% of Total Investments) (6)
1,690	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (6)	1,856,989
640	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (6)	678,336
2,330	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	AA (6)	3,016,465
575	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (6)	614,750
1,345	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (6)	1,565,943
600	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39 (Pre-refunded 9/01/14)	9/14 at 105.00	N/R (6)	655,890
7,180	Total U.S. Guaranteed			8,388,373
	Utilities – 7.0% (4.8% of Total Investments)
3,815	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	3,958,864
14,505	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	15,529,774
50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
$2,000	5.000%, 9/01/26 – SYNCORA GTY Insured	9/15 at 100.00	N/R	$2,024,020
1,285	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,292,492
21,605	Total Utilities			22,805,150
	Water and Sewer – 8.9% (6.2% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A:
2,000	5.000%, 10/01/27	4/23 at 100.00	AA–	2,305,420
3,000	5.000%, 10/01/29	4/23 at 100.00	AA–	3,401,460
3,000	5.000%, 10/01/34	4/23 at 100.00	AA–	3,304,770
1,070	Burbank, California, Wastewater System Revenue Bonds, Series 2004A, 5.000%, 6/01/22 – AMBAC Insured	6/14 at 100.00	AA+	1,082,808
8,840	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	8,434,067
3,000	East Valley Water District Financing Authority, California, Refunding Revenue Bonds, Series 2010, 5.000%, 10/01/40	10/20 at 100.00	AA–	3,097,560
1,125	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA–	1,143,664
890	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	939,493
850	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	AA–	901,383
2,000	Metropolitan Water District of Southern California, Water Revenue Bonds, 2006 Authorization Series 2007A, 5.000%, 7/01/37	7/17 at 100.00	AAA	2,190,940
2,000	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2009B, 5.000%, 11/01/39	No Opt. Call	AA–	2,160,260
27,775	Total Water and Sewer			28,961,825
$482,034	Total Long-Term Investments (cost $447,411,412)			470,083,503
	Floating Rate Obligations – (0.3)%			(845,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (49.1)% (7)			(160,000,000)
	Other Assets Less Liabilities – 5.2%			16,709,959
	Net Assets Applicable to Common Shares – 100%			$325,948,462

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s“), Moody’s Investors Service, Inc. (“Moody’s“) or Fitch, Inc. (“Fitch“) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.0%.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	51

NKX
Nuveen California AMT-Free Municipal Income Fund
Portfolio of Investments
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 145.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 145.7% (100.0% of Total Investments)
	Consumer Staples – 5.7% (3.9% of Total Investments)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
$1,350	5.600%, 6/01/36	12/18 at 100.00	BB–	$1,136,889
325	5.650%, 6/01/41	12/18 at 100.00	BB–	263,205
7,780	5.700%, 6/01/46	12/18 at 100.00	BB–	6,194,747
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
6,465	5.750%, 6/01/47	6/17 at 100.00	B	5,327,677
7,500	5.125%, 6/01/47	6/17 at 100.00	B	5,655,750
9,630	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	7,550,979
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
8,450	5.375%, 6/01/38	6/15 at 100.00	B–	6,724,764
2,000	5.500%, 6/01/45	6/15 at 100.00	B–	1,567,080
43,500	Total Consumer Staples			34,421,091
	Education and Civic Organizations – 4.1% (2.8% of Total Investments)
1,050	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	1,069,656
4,475	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A , 7.125%, 8/01/43	8/23 at 100.00	BB	4,597,347
1,565	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	1,582,215
1,600	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42	1/22 at 100.00	N/R	1,662,576
800	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	840,776
1,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – NPFG Insured	11/15 at 100.00	Aa2	1,069,120
4,060	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa1	4,080,706
9,220	University of California, General Revenue Bonds, Series 2013AI, 5.000%, 5/15/38	5/23 at 100.00	Aa1	10,039,105
23,770	Total Education and Civic Organizations			24,941,501
	Health Care – 18.6% (12.8% of Total Investments)
5,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara Medical Foundation Clinic, Series 2002A, 5.600%, 4/01/26	5/14 at 100.00	A	5,018,200
1,630	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA–	1,680,367
1,255	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2012A, 5.000%, 11/15/29	No Opt. Call	BBB+	1,299,741
1,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2012A, 5.000%, 11/15/35	No Opt. Call	AA–	1,044,450
2,000	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health Services, Series 2012A, 5.000%, 10/01/33	No Opt. Call	AA–	2,112,100
10,265	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	10,408,402

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$750	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	$778,748
1,000	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	893,140
4,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA–	4,356,080
	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007:
2,995	5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	A	3,017,642
6,500	5.000%, 8/15/47	8/17 at 100.00	BBB+	6,464,250
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
950	5.250%, 7/01/24	7/15 at 100.00	BBB–	965,314
1,000	5.250%, 7/01/30	7/15 at 100.00	BBB–	1,004,170
11,335	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	11,451,297
5,020	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41 – BHAC Insured (UB)	3/16 at 100.00	AA+	5,243,641
4,060	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	4,406,480
7,555	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	8,458,276
10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	10,182,600
4,543	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.668%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	5,005,477
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
8,250	6.625%, 11/01/29	11/19 at 100.00	Baa3	8,582,310
7,500	6.750%, 11/01/39	11/19 at 100.00	Baa3	7,730,025
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
1,500	6.000%, 11/01/30	11/20 at 100.00	Baa3	1,511,310
1,145	6.000%, 11/01/41	11/20 at 100.00	Baa3	1,123,669
7,670	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	8,037,853
2,000	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007, 5.250%, 7/01/37	9/17 at 100.00	A	2,025,500
108,923	Total Health Care			112,801,042
	Housing/Multifamily – 2.4% (1.7% of Total Investments)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club Series 2013A:
2,000	5.625%, 11/15/33	11/23 at 100.00	BBB–	2,030,460
8,000	6.000%, 11/15/48	11/23 at 100.00	BBB–	8,212,320
3,285	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/38	4/23 at 100.00	BBB	3,280,237
1,165	Poway, California, Housing Revenue Bonds, Revenue Bonds, Poinsettia Mobile Home Park, Series 2003, 5.000%, 5/01/23	5/14 at 101.00	AA–	1,186,098
14,450	Total Housing/Multifamily			14,709,115
	Long-Term Care – 1.0% (0.7% of Total Investments)
3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	A	3,227,820
1,575	California Health Facilities Financing Authority, Insured Revenue Bonds, California-Nevada Methodist Homes, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	1,592,231

Nuveen Investments	53

NKX	Nuveen California AMT-Free Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$1,500	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2007A, 5.125%, 4/01/37	4/17 at 100.00	BBB+	$1,500,570
6,075	Total-Long Term Care			6,320,621
	Tax Obligation/General – 26.2% (17.9% of Total Investments)
3,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa3	3,294,810
1,425	Bassett Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006B, 5.250%, 8/01/30 – FGIC Insured	8/16 at 100.00	A	1,529,809
1,000	California State, General Obligation Bonds, Refunding Series 2011, 5.250%, 9/01/25	9/21 at 100.00	A1	1,191,340
6,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	A1	7,162,980
	California State, General Obligation Bonds, Various Purpose Series 2011:
2,000	5.000%, 9/01/31	No Opt. Call	A1	2,209,780
4,090	5.000%, 9/01/41	9/21 at 100.00	A1	4,313,641
2,625	5.000%, 10/01/41	10/21 at 100.00	A1	2,769,795
20,750	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured	No Opt. Call	AA–	4,228,020
7,575	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 – AGM Insured	8/18 at 100.00	Aa1	8,060,861
2,500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2009B, 5.375%, 2/01/34 – AGC Insured	8/18 at 100.00	Aa2	2,810,050
	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, 2008 Election Series 2010B:
3,490	5.000%, 8/01/27 – AGC Insured	8/19 at 100.00	AA–	3,764,733
3,545	5.000%, 8/01/28 – AGC Insured	8/19 at 100.00	AA–	3,797,439
3,110	5.000%, 8/01/29 – AGC Insured	8/19 at 100.00	AA–	3,310,937
230	El Monte Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.000%, 6/01/28 – AGM Insured	5/14 at 100.00	AA	230,849
7,100	Fontnana Unified School District, San Bernardino County, California, General Obligation Bonds, Trust 2668, 9.878%, 2/01/16 – AGM Insured (IF)	No Opt. Call	AA	8,864,066
5,000	Grossmont Healthcare District, California, General Obligation Bonds, Series 2007A, 5.000%, 7/15/37 – AMBAC Insured	7/17 at 100.00	Aa2	5,237,150
1,255	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/24 – AGM Insured	8/15 at 100.00	Aa1	1,335,320
4,500	Mount Diablo Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2010A, 0.000%, 8/01/30 – AGM Insured	8/25 at 100.00	AA–	3,144,060
3,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 4.500%, 9/01/30 – AGM Insured	9/17 at 100.00	AA–	3,035,400
13,880	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	Aa3	7,422,052
2,500	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Series 2002, 5.250%, 8/01/21 – FGIC Insured	5/14 at 100.00	A	2,509,650
1,125	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 – FGIC Insured	No Opt. Call	AA–	917,629
11,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012 R-1, 0.000%, 7/01/31	No Opt. Call	AA–	5,280,664
10,000	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2004 Series 2007B, 5.000%, 8/01/32	8/17 at 100.00	AAA	11,005,900
2,000	San Francisco Community College District, California, General Obligation Bonds, Series 2002A, 5.000%, 6/15/26 – FGIC Insured	5/14 at 100.00	A2	2,007,500
5,000	San Jacinto Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 5.250%, 8/01/32 – AGM Insured	8/17 at 100.00	AA–	5,465,950

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,500	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 3646, 18.195%, 8/01/17 (IF)	No Opt. Call	AAA	$1,987,860
	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2011F:
7,230	0.000%, 8/01/42 – AGM Insured	8/21 at 21.00	AA–	1,069,245
10,450	0.000%, 8/01/43 – AGM Insured	8/21 at 19.43	AA–	1,429,351
21,225	0.000%, 8/01/44 – AGM Insured	8/21 at 17.98	AA–	2,684,538
12,550	0.000%, 8/01/45 – AGM Insured	8/21 at 16.64	AA–	1,466,468
23,425	0.000%, 8/01/46 – AGM Insured	8/21 at 15.39	AA–	2,529,900
10,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41	No Opt. Call	Aa2	2,358,700
	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D:
24,280	0.000%, 8/01/47 – AGC Insured	8/37 at 100.00	AA–	11,926,579
38,845	0.000%, 8/01/50 – AGM Insured	8/37 at 100.00	AA–	19,116,398
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA–	5,216,868
3,905	West Kern Community College District, California, General Obligation Bonds, Election 2004, Series 2007C, 5.000%, 10/01/32 – SYNCORA GTY Insured	11/17 at 100.00	A+	4,020,198
297,870	Total Tax Obligation/General			158,706,490
	Tax Obligation/Limited – 49.3% (33.8% of Total Investments)
2,235	Antioch Public Financing Authority, California, Lease Revenue Refunding Bonds, Municipal Facilities Project, Refunding Series 2002A, 5.500%, 1/01/32 – NPFG Insured	5/14 at 100.00	A	2,236,453
2,000	Baldwin Park Public Financing Authority, California, Sales Tax and Tax Allocation Bonds, Puente Merced Redevelopment Project, Series 2003, 5.250%, 8/01/21	8/17 at 100.00	BBB	2,043,160
655	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2013A, 5.000%, 9/01/27	9/23 at 100.00	N/R	678,731
7,895	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	5/14 at 100.00	AA–	7,925,475
1,165	Burbank Public Financing Authority, California, Revenue Refunding Bonds, Golden State Redevelopment Project, Series 2003A, 5.250%, 12/01/22 – AMBAC Insured	5/14 at 100.00	A	1,168,879
2,250	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	2/21 at 100.00	A	2,588,333
2,200	California Infrastructure and Economic Development Bank, Los Angeles County, Revenue Bonds, Department of Public Social Services, Series 2003, 5.000%, 9/01/28 – AMBAC Insured	9/14 at 100.00	AA	2,229,942
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
1,215	5.000%, 12/01/19 – AMBAC Insured	5/14 at 100.00	AA+	1,220,079
1,535	5.000%, 12/01/20 – AMBAC Insured	5/14 at 100.00	AA+	1,541,401
1,615	5.000%, 12/01/21 – AMBAC Insured	5/14 at 100.00	AA+	1,621,735
1,780	5.000%, 12/01/23 – AMBAC Insured	5/14 at 100.00	AA+	1,787,423
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31	9/23 at 100.00	A2	7,806,610
	California State Public Works Board, Lease Revenue Bonds, Department of Education, Riverside Campus Project, Series 2012H:
2,790	5.000%, 4/01/30	No Opt. Call	A2	3,034,432
2,065	5.000%, 4/01/31	No Opt. Call	A2	2,229,436
4,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 – AMBAC Insured	5/14 at 100.00	A2	4,012,760
3,100	California State Public Works Board, Lease Revenue Bonds, Department of Health Services, Richmond Lab, Series 2005B, 5.000%, 11/01/30 – SYNCORA GTY Insured	11/15 at 100.00	A2	3,240,740
1,990	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/33	No Opt. Call	A2	2,122,992

Nuveen Investments	55

NKX	Nuveen California AMT-Free Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$4,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	$4,460,840
2,520	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	2,542,151
1,100	Chula Vista Public Financing Authority, California, Pooled Community Facility District Assessment Revenue Bonds, Series 2005A, 4.500%, 9/01/27 – NPFG Insured	9/15 at 100.00	A	1,108,745
1,430	Cloverdale Community Development Agency, California, Tax Allocation Bonds, Cloverdale Redevelopment Project, Refunding Series 2006, 5.000%, 8/01/36 – AMBAC Insured	8/16 at 100.00	N/R	1,391,419
	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B:
1,230	5.000%, 8/01/25	8/20 at 100.00	N/R	1,227,306
530	5.750%, 8/01/26	8/20 at 100.00	N/R	545,868
3,145	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Series 2002A, 5.125%, 11/01/25 – NPFG Insured	5/14 at 100.00	A	3,145,283
1,905	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Refunding Series 2001, 5.000%, 9/01/31 – NPFG Insured	9/14 at 100.00	A	1,905,057
	El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001:
9,605	5.000%, 1/01/21 – AMBAC Insured	7/14 at 100.00	A2	9,621,425
5,000	5.250%, 1/01/34 – AMBAC Insured	7/14 at 100.00	A2	5,001,300
3,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	3,090,750
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	1,044,720
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A2	1,063,540
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
7,250	5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AA–	7,269,140
11,065	5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A2	10,969,066
7,500	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA–	7,501,650
20,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686, 9.119%, 6/01/45 – AGC Insured (IF) (5)	6/15 at 100.00	AA	20,008,797
2,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Revenue Bonds, Tender Option Bonds Trust 2040, 11.939%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	1,947,980
3,315	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	N/R	3,031,170
1,700	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,709,809
435	Indian Wells Redevelopment Agency, California, Tax Allocation Bonds, Consolidated Whitewater Project Area, Series 2003A, 5.000%, 9/01/20 – AMBAC Insured	5/14 at 100.00	BBB	435,657
2,115	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	2,245,115
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
1,665	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	1,681,767
710	5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	716,177
	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 39 Eastvale Area, Series 2012A:
1,000	5.000%, 9/01/37	9/22 at 100.00	N/R	1,003,890
2,000	5.125%, 9/01/42	9/22 at 100.00	N/R	2,014,840

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Lake Elsinore Public Financing Authority, Riverside County, California, Community Facilities District 2003-2, Canyon Hills Improvement Area D Special Tax, Series 2014A:
$1,140	5.500%, 9/01/33	9/23 at 100.00	N/R	$1,172,285
2,105	5.750%, 9/01/44	9/23 at 100.00	N/R	2,171,855
2,765	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006, 5.250%, 9/01/37	9/14 at 100.00	N/R	2,769,065
2,000	Lammersville Joint Unified School District, California, Community Facilities District 2007-1, Mountain House – Shea Homes, Improvement Area 1 Special Tax Bonds, Series 2013, 6.000%, 9/01/38	9/23 at 100.00	N/R	2,084,780
	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Subordinate Refunding Series 2003:
2,505	4.750%, 8/01/23 – NPFG Insured	8/15 at 102.00	A	2,548,061
2,425	4.750%, 8/01/27 – NPFG Insured	8/15 at 102.00	A	2,404,727
5,880	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	5,990,662
1,895	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/20 – AGM Insured	12/14 at 100.00	AA–	1,949,519
3,000	Los Angeles Municipal Improvement Corporation, California, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	3,057,690
7,460	Los Angeles, California, Certificates of Participation, Municipal Improvement Corporation, Series 2003AW, 5.000%, 6/01/33 – AMBAC Insured	5/14 at 100.00	A+	7,485,812
1,500	Los Osos, California, Improvement Bonds, Community Services Wastewater Assessment District 1, Series 2002, 5.000%, 9/02/33 – NPFG Insured	9/14 at 100.00	A	1,462,590
9,270	Moreno Valley Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/38 – AMBAC Insured	8/17 at 100.00	A–	9,402,098
1,000	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	9/14 at 100.00	N/R	1,001,480
2,810	Oakland Joint Powers Financing Authority, California, Lease Revenue Bonds, Administration Building Projects, Series 2008B, 5.000%, 8/01/21 – AGC Insured	8/18 at 100.00	AA–	3,127,249
3,300	Pacifica, California, Certificates of Participation, Series 2008, 5.375%, 1/01/37 – AMBAC Insured	1/16 at 102.00	A–	3,424,476
5,000	Palm Desert Financing Authority, California, Tax Allocation Revenue Refunding Bonds, Project Area 1, Series 2002, 5.000%, 4/01/25 – NPFG Insured	4/14 at 100.00	A	5,001,950
1,000	Palm Springs Financing Authority, California, Lease Revenue Bonds, Convention Center Project, Refunding Series 2004A, 5.500%, 11/01/35 – NPFG Insured	11/14 at 102.00	A+	1,026,260
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
3,385	5.250%, 9/01/30	9/23 at 100.00	N/R	3,450,094
3,045	5.750%, 9/01/39	9/23 at 100.00	N/R	3,147,068
550	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	565,246
2,000	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 1,2 and 3, Refunding Series 2014A, 5.375%, 9/01/33	9/23 at 100.00	N/R	2,053,140
4,140	Plumas County, California, Certificates of Participation, Capital Improvement Program, Series 2003A, 5.000%, 6/01/28 – AMBAC Insured	6/14 at 100.00	A	4,147,990
390	Poway Redevelopment Agency, California, Tax Allocation Refunding Bonds, Paguay Redevelopment Project, Series 2000, 5.750%, 6/15/33 – NPFG Insured	5/14 at 100.00	A	390,176
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
5,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	677,250
7,200	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	913,176
1,250	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Series 2013, 5.500%, 9/01/39	9/23 at 100.00	N/R	1,306,775
3,000	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2005A, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/15 at 100.00	BBB	2,990,040

Nuveen Investments	57

NKX	Nuveen California AMT-Free Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Riverside County, California, Community Facilities District 05-8, Scott Road, Special Tax Bonds Series 2013:
$660	5.000%, 9/01/32	9/22 at 100.00	N/R	$674,527
1,775	5.000%, 9/01/42	9/22 at 100.00	N/R	1,785,171
1,000	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 1, Series 2004, 5.000%, 9/01/25 – NPFG Insured	5/14 at 100.00	AA–	1,003,060
4,475	Roseville Finance Authority, California, Special Tax Revenue Bonds, Series 2007A, 5.000%, 9/01/33 – AMBAC Insured	9/17 at 100.00	N/R	4,417,362
3,510	San Bernardino Joint Powers Financing Authority, California, Certificates of Participation Refunding, Police Station Financing Project, Series 1999, 5.500%, 9/01/20 – NPFG Insured	9/14 at 100.00	A	3,339,484
4,930	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26	5/14 at 100.00	A	4,933,303
380	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	392,719
5,150	San Jacinto Unified School District, Riverside County, California, Certificates of Participation, Series 2010, 5.375%, 9/01/40 – AGC Insured	9/20 at 100.00	AA–	5,385,510
4,000	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/19 – NPFG Insured	5/14 at 100.00	AA	4,016,960
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A:
3,310	5.000%, 8/01/20 – NPFG Insured	8/15 at 100.00	A	3,420,521
5,025	5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	A	5,059,120
835	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	A	858,497
1,000	San Marcos Public Facilities Authority, California, Special Tax Revenue Bonds, Refunding Series 2012D, 5.000%, 9/01/36	9/22 at 100.00	N/R	1,012,670
3,000	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 1999A, 5.500%, 6/01/23 – AMBAC Insured	6/14 at 100.00	A	3,036,570
3,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/34 – FGIC Insured	9/14 at 100.00	A	3,104,010
	Sweetwater Union High School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2005A:
3,565	5.000%, 9/01/25 – AGM Insured	9/15 at 100.00	AA–	3,752,876
5,510	5.000%, 9/01/28 – AGM Insured	9/15 at 100.00	AA–	5,621,027
2,620	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.500%, 9/01/36	9/14 at 102.00	N/R	2,292,867
2,160	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.125%, 8/01/27 – NPFG Insured	5/14 at 100.00	A	2,180,023
	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010:
1,205	5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA–	1,269,564
3,250	5.250%, 9/01/39 – AGM Insured	9/20 at 100.00	AA–	3,417,050
1,020	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	1,049,611
4,235	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	4,262,951
6,000	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39	11/19 at 100.00	AA–	6,763,260
3,455	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R	3,473,519
2,805	Yucaipa-Calimesa Joint Unified School District, San Bernardino County, California, Certificates of Participation, Refunding Series 2001A, 5.000%, 10/01/31 – NPFG Insured	10/14 at 100.00	A	2,805,701
305,100	Total Tax Obligation/Limited			299,221,490

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 6.4% (4.4% of Total Investments)
$2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35	7/14 at 100.00	BBB–	$1,974,380
6,130	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	6,496,084
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
13,525	5.750%, 1/15/46	1/24 at 100.00	BBB–	14,093,182
13,525	6.000%, 1/15/53	1/24 at 100.00	BBB–	14,223,699
2,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	2,111,780
37,180	Total Transportation			38,899,125
	U.S. Guaranteed – 9.4% (6.5% of Total Investments) (4)
	Bonita Unified School District, San Diego County, California, General Obligation Bonds, Series 2004A:
1,890	5.250%, 8/01/23 (Pre-refunded 8/01/14) – NPFG Insured	8/14 at 100.00	AA (4)	1,931,297
1,250	5.250%, 8/01/25 (Pre-refunded 8/01/14) – NPFG Insured	8/14 at 100.00	AA (4)	1,277,313
2,250	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	Aaa	2,749,433
2,200	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	Aa2 (4)	2,325,796
500	California State, General Obligation Bonds, Series 2004, 5.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	AAA	502,370
1,045	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 1993, 5.625%, 3/01/18 – AMBAC Insured (ETM)	9/14 at 100.00	AA (4)	1,073,654
3,230	El Dorado Irrigation District, California, Water and Sewer Certificates of Participation, Series 2004A, 5.000%, 3/01/21 (Pre-refunded 4/04/14) – FGIC Insured	4/14 at 100.00	A+ (4)	3,245,762
	El Segundo Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2004:
2,580	5.250%, 9/01/21 (Pre-refunded 9/01/14) – FGIC Insured	9/14 at 100.00	AA– (4)	2,647,390
1,775	5.250%, 9/01/22 (Pre-refunded 9/01/14) – FGIC Insured	9/14 at 100.00	AA– (4)	1,821,363
6,000	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	Aaa	8,307,600
	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California, General Obligation Bonds, Series 2006C:
2,110	5.000%, 8/01/21 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 102.00	Aa2 (4)	2,195,539
3,250	5.000%, 8/01/22 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 102.00	Aa2 (4)	3,381,755
3,395	5.000%, 8/01/23 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 102.00	Aa2 (4)	3,532,633
1,000	5.000%, 8/01/25 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 102.00	Aa2 (4)	1,040,540
4,640	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.875%, 7/01/26 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa2 (4)	4,731,408
980	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	1,047,747
5,500	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	A1 (4)	5,857,005
1,520	San Buenaventura, California, Water Revenue Certificates of Participation, Series 2004, 5.000%, 10/01/25 (Pre-refunded 10/01/14) – AMBAC Insured	10/14 at 100.00	AA (4)	1,563,806
2,400	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 (Pre-refunded 9/01/14) – NPFG Insured	9/14 at 100.00	A+ (4)	2,459,184
	Semitropic Water Storage District, Kern County, California, Water Banking Revenue Bonds, Series 2004A:
1,315	5.500%, 12/01/20 (Pre-refunded 12/01/14) – SYNCORA GTY Insured	12/14 at 100.00	A+ (4)	1,368,481
1,415	5.500%, 12/01/21 (Pre-refunded 12/01/14) – SYNCORA GTY Insured	12/14 at 100.00	A+ (4)	1,472,548

Nuveen Investments	59

NKX	Nuveen California AMT-Free Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$2,670	Woodland Finance Authority, California, Lease Revenue Bonds, Series 2002, 5.000%, 3/01/32 (Pre-refunded 4/01/14) – SYNCORA GTY Insured	4/14 at 101.00	A2 (4)	$2,693,363
52,915	Total U.S. Guaranteed			57,225,987
	Utilities – 5.3% (3.6% of Total Investments)
1,000	Anaheim Public Financing Authority, California, Revenue Bonds, Electric Distribution System, Second Lien Series 2004, 5.250%, 10/01/21 – NPFG Insured	10/14 at 100.00	AA–	1,028,170
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
2,490	5.000%, 11/15/35	No Opt. Call	A	2,583,898
945	5.500%, 11/15/37	No Opt. Call	A	1,042,259
10,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	10,706,500
4,280	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	AA–	4,927,521
3,750	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 3345, 18.425%, 7/01/20 (IF) (5)	No Opt. Call	AA–	4,809,750
2,155	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	2,167,564
100	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%, 12/01/19 – AMBAC Insured	5/14 at 100.00	N/R	100,222
4,000	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	1/20 at 100.00	AA–	4,518,440
28,720	Total Utilities			31,884,324
	Water and Sewer – 17.3% (11.9% of Total Investments)
13,200	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Series 2010, 5.125%, 5/01/40 – AGM Insured	5/19 at 100.00	AA–	13,261,512
11,600	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34	4/23 at 100.00	AA–	12,778,444
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012:
8,000	5.000%, 7/01/37	No Opt. Call	Baa3	8,034,880
7,200	5.000%, 11/21/45	No Opt. Call	Baa3	7,199,424
1,000	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	1,056,180
2,250	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA–	2,287,328
1,480	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	1,562,303
5,000	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 – AMBAC Insured	4/16 at 100.00	A	5,290,400
12,230	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/34 – FGIC Insured	10/15 at 100.00	AA–	12,860,457
16,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2012A, 5.000%, 7/01/43	7/22 at 100.00	AA	17,189,117
2,400	Los Angeles, California, Wastewater System Revenue Bonds, Subordinate Lien, Refunding Series 2013A, 5.000%, 6/01/35	6/23 at 100.00	AA	2,629,752
1,320	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	AA–	1,399,794
1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,455,990
9,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	AA+	9,709,110

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$3,675	San Dieguito Water District, California, Water Revenue Bonds, Refunding Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	AA+	$3,775,622
4,000	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/28	11/21 at 100.00	AA–	4,552,480
99,855	Total Water and Sewer			105,042,793
$1,018,358	Total Long-Term Investments (cost $842,044,540)			884,173,579
	Floating Rate Obligations – (0.6)%			(3,360,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (48.1)% (6)			(291,600,000)
	Other Assets Less Liabilities – 3.0%			17,638,725
	Net Assets Applicable to Common Shares – 100%			$606,852,304

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s“), Moody’s Investors Service, Inc. (“Moody’s“) or Fitch, Inc. (“Fitch“) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.0%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

   See accompanying notes to financial statements.

Nuveen Investments	61

Statement of
Assets and Liabilities
February 28, 2014

	California Premium		California Dividend		California Dividend		California Dividend		California AMT-
	Income		Advantage		Advantage 2		Advantage 3		Free Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Assets
Investments, at value (cost $111,461,257, $479,347,715, $295,229,631, $447,411,412 and $842,044,540, respectively)	$120,143,411		$507,892,931		$308,329,147		$470,083,503		$884,173,579
Cash	1,773,341		8,690,242		4,732,631		8,357,790		—
Receivable for:
Interest	1,542,946		7,431,251		4,235,950		7,271,446		11,807,438
Investments sold	2,062,081		2,895,000		1,710,000		2,705,554		9,155,616
Deferred offering costs	229,950		848,881		338,830		295,719		2,643,983
Other assets	669		167,192		115,404		184,046		311,367
Total assets	125,752,398		527,925,497		319,461,962		488,898,058		908,091,983
Liabilities
Cash overdraft	—		—		—		—		2,615,489
Floating rate obligations	3,395,000		43,400,000		965,000		845,000		3,360,000
Payable for:
Common share dividends	383,188		1,698,212		1,090,369		1,574,568		2,798,997
Interest	58,750		—		—		—		—
Offering costs	—		—		—		126,577		76,925
MuniFund Term Preferred (“MTP”) Shares, at liquidation value	35,250,000		—		—		—		—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—		136,200,000		98,000,000		160,000,000		291,600,000
Accrued expenses:
Management fees	60,045		254,909		150,771		234,401		428,310
Reorganization	574,950		699,950		—		—		121,534
Shelf offering costs	—		46,750		—		—		—
Trustees fees	1,313		65,770		39,909		62,429		25,096
Other	49,792		97,372		93,028		106,621		213,328
Total liabilities	39,773,038		182,462,963		100,339,077		162,949,596		301,239,679
Net assets applicable to common shares	$85,979,360		$345,462,534		$219,122,885		$325,948,462		$606,852,304
Common shares outstanding	5,732,845		23,528,873		14,759,237		24,151,884		41,843,761
Net asset value (“NAV”) per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$15.00		$14.68		$14.85		$13.50		$14.50
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$57,328		$235,289		$147,592		$241,519		$418,438
Paid-in surplus	76,757,417		334,393,239		207,961,347		336,991,026		564,004,674
Undistributed (Over-distribution of) net investment income	1,147,236		4,367,852		1,981,689		580,783		5,064,929
Accumulated net realized gain (loss)	(664,775)		(22,079,062)		(4,067,259)		(34,536,957)		(4,764,776)
Net unrealized appreciation (depreciation)	8,682,154		28,545,216		13,099,516		22,672,091		42,129,039
Net assets applicable to common shares	$85,979,360		$345,462,534		$219,122,885		$325,948,462		$606,852,304
Authorized shares:
Common	Unlimited		Unlimited		Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

62	Nuveen Investments

Statement of
Operations
Year Ended February 28, 2014

	California Premium	California Dividend	California Dividend	California Dividend	California AMT-
	Income	Advantage	Advantage 2	Advantage 3	Free Income
	(NCU )	(NAC )	(NVX )	(NZH )	(NKX )
Investment Income	$6,431,417	$26,069,327	$16,696,491	$25,742,818	$45,144,096
Expenses
Management fees	784,832	3,286,928	2,013,322	3,062,299	5,573,225
Shareholders servicing agent fees and expenses	20,547	2,912	20,008	26,242	15,593
Interest expense and amortization of offering costs	888,381	619,526	2,067,963	3,695,626	774,920
Liquidity fees	—	1,311,672	459,141	635,544	2,641,778
Remarketing fees	—	138,090	50,088	69,333	295,650
Custodian fees and expenses	29,437	81,886	61,640	89,014	146,742
Trustees fees and expenses	3,227	12,747	8,477	12,999	24,048
Professional fees	32,966	63,962	46,711	57,253	120,198
Shareholder reporting expenses	3,838	12,522	46,082	24,354	16,268
Stock exchange listing fees	15,832	23,746	32,138	28,434	6,771
Investor relations expenses	9,563	32,088	24,030	36,242	40,856
Reorganization expenses	575,000	700,000	—	—	15,000
Other expenses	35,137	57,067	44,555	49,048	109,010
Total expenses	2,398,760	6,343,146	4,874,155	7,786,388	9,780,059
Net investment income (loss)	4,032,657	19,726,181	11,822,336	17,956,430	35,364,037
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	220,598	(519,724)	(2,252,230)	(8,622,695)	(4,250,722)
Change in net unrealized appreciation (depreciation) of investments	(4,793,470)	(27,032,828)	(18,376,532)	(19,112,933)	(39,857,654)
Net realized and unrealized gain (loss)	(4,572,872)	(27,552,552)	(20,628,762)	(27,735,628)	(44,108,376)
Net increase (decrease) in net assets applicable to common shares from operations	$(540,215)	$(7,826,371)	$(8,806,426)	$(9,779,198)	$(8,744,339)

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of
Changes in Net Assets

	California Premium Income (NCU)		California Dividend Advantage (NAC)		California Dividend Advantage 2 (NVX)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/14	2/28/13	2/28/14	2/28/13	2/28/14	2/28/13
Operations
Net investment income (loss)	$4,032,657	$4,512,923	$19,726,181	$19,796,683	$11,822,336	$12,479,454
Net realized gain (loss) from investments	220,598	149,357	(519,724)	(3,428,813)	(2,252,230)	636,916
Change in net unrealized appreciation (depreciation) of investments	(4,793,470)	3,828,331	(27,032,828)	29,421,942	(18,376,532)	13,401,627
Net increase (decrease) in net assets applicable to common shares from operations	(540,215)	8,490,611	(7,826,371)	45,789,812	(8,806,426)	26,517,997
Distributions to Common Shareholders
From net investment income	(4,817,883)	(4,943,234)	(20,926,579)	(21,498,537)	(13,327,592)	(13,939,461)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(4,817,883)	(4,943,234)	(20,926,579)	(21,498,537)	(13,327,592)	(13,939,461)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	34,943	119,833	601,534	20,251	184,119
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	34,943	119,833	601,534	20,251	184,119
Net increase (decrease) in net assets applicable to common shares	(5,358,098)	3,582,320	(28,633,117)	24,892,809	(22,113,767)	12,762,655
Net assets applicable to common shares at the beginning of period	91,337,458	87,755,138	374,095,651	349,202,842	241,236,652	228,473,997
Net assets applicable to common shares at the end of period	$85,979,360	$91,337,458	$345,462,534	$374,095,651	$219,122,885	$241,236,652
Undistributed (Over-distribution of) net investment income at the end of period	$1,147,236	$1,200,889	$4,367,852	$4,870,082	$1,981,689	$2,689,172

See accompanying notes to financial statements.

64	Nuveen Investments

	California Dividend Advantage 3 (NZH)		California AMT-Free Income (NKX)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/14	2/28/13	2/28/14	2/28/13
Operations
Net investment income (loss)	$17,956,430	$18,102,374	$35,364,037	$29,529,882
Net realized gain (loss) from investments	(8,622,695)	150,288	(4,250,722)	1,609,892
Change in net unrealized appreciation (depreciation) of investments	(19,112,933)	21,398,391	(39,857,654)	24,647,124
Net increase (decrease) in net assets applicable to common shares from operations	(9,779,198)	39,651,053	(8,744,339)	55,786,898
Distributions to Common Shareholders
From net investment income	(19,435,021)	(20,500,040)	(35,265,923)	(26,767,462)
From accumulated net realized gains	—	—	(539,785)	(669,297)
Decrease in net assets applicable to common shares from distributions to common shareholders	(19,435,021)	(20,500,040)	(35,805,708)	(27,436,759)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	—	—	535,519,809
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	181,312	—	801,530
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	181,312	—	536,321,339
Net increase (decrease) in net assets applicable to common shares	(29,214,219)	19,332,325	(44,550,047)	564,671,478
Net assets applicable to common shares at the beginning of period	355,162,681	335,830,356	651,402,351	86,730,873
Net assets applicable to common shares at the end of period	$325,948,462	$355,162,681	$606,852,304	$651,402,351
Undistributed (Over-distribution of) net investment income at the end of period	$580,783	$1,044,616	$5,064,929	$4,949,136

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of
Cash Flows
Year Ended February 28, 2014

	California	California	California
	Premium	Dividend	Dividend
	Income	Advantage	Advantage 2
	(NCU )	(NAC )	(NVX )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(540,215)	$(7,826,371)	$(8,806,426)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(17,145,935)	(133,539,978)	(124,994,790)
Proceeds from sales and maturities of investments	22,945,825	128,821,776	144,090,862
Amortization (Accretion) of premiums and discounts, net	(72,293)	308,783	(226,692)
(Increase) Decrease in:
Receivable for interest	(11,164)	(221,608)	526,592
Receivable for investments sold	(2,062,081)	(735,000)	8,886,383
Other assets	10	20,755	(79,201)
Increase (Decrease) in:
Payable for interest	—	—	(177,866)
Payable for investments purchased	—	(3,223,359)	(14,188,580)
Accrued management fees	(2,827)	2,910	(14,043)
Accrued reorganization expenses	574,950	699,950	—
Accrued Trustees fees	826	5,580	3,707
Accrued other expenses	(5,601)	(17,929)	5,665
Net realized (gain) loss from investments	(220,598)	519,724	2,252,230
Change in net unrealized (appreciation) depreciation of investments	4,793,470	27,032,828	18,376,532
Taxes paid on undistributed capital gains	(48)	—	(680)
Net cash provided by (used in) operating activities	8,254,319	11,848,061	25,653,693
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	217,197	(173,692)	615,755
Increase (Decrease) in:
Cash overdraft	—	—	—
Floating rate obligations	(2,130,000)	17,480,000	(8,415,000)
Payable for offering costs	(59,753)	—	(128,724)
Payable for shelf offering costs	—	46,750	—
MTP Shares, at liquidation value	—	—	(97,846,300)
VRDP Shares, at liquidation value	—	—	98,000,000
Cash distributions paid to common shareholders	(4,814,779)	(20,715,912)	(13,300,295)
Net cash provided by (used in) financing activities	(6,787,335)	(3,362,854)	(21,074,564)
Net Increase (Decrease) in Cash	1,466,984	8,485,207	4,579,129
Cash at the beginning of period	306,357	205,035	153,502
Cash at the end of period	$1,773,341	$8,690,242	$4,732,631

Supplemental Disclosures of Cash Flow Information
	California	California	California
	Premium	Dividend	Dividend
	Income	Advantage	Advantage 2
	(NCU )	(NAC )	(NVX )
Cash paid for interest (excluding amortization of offering costs)	$730,938	$595,634	$1,419,254
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	119,833	20,251

See accompanying notes to financial statements.

66	Nuveen Investments

	California	California
	Dividend	AMT-Free
	Advantage 3	Income
	(NZH )	(NKX )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(9,779,198)	$(8,744,339)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(193,984,067)	(292,522,568)
Proceeds from sales and maturities of investments	213,801,182	327,209,022
Amortization (Accretion) of premiums and discounts, net	432,804	(2,535,729)
(Increase) Decrease in:
Receivable for interest	664,944	(236,890)
Receivable for investments sold	(2,480,554)	(8,935,616)
Other assets	(127,488)	22,125
Increase (Decrease) in:
Payable for interest	(351,709)	—
Payable for investments purchased	(9,614,586)	—
Accrued management fees	(14,530)	(17,834)
Accrued reorganization expenses	—	18,799
Accrued Trustees fees	5,695	11,740
Accrued other expenses	(11,739)	(58,332)
Net realized (gain) loss from investments	8,622,695	4,250,722
Change in net unrealized (appreciation) depreciation of investments	19,112,933	39,857,654
Taxes paid on undistributed capital gains	(116)	1,278
Net cash provided by (used in) operating activities	26,276,266	58,320,032
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	1,040,491	(56,665)
Increase (Decrease) in:
Cash overdraft	—	(1,405,291)
Floating rate obligations	—	(20,765,000)
Payable for offering costs	(154,606)	(277,994)
Payable for shelf offering costs	—	—
MTP Shares, at liquidation value	(159,544,500)	—
VRDP Shares, at liquidation value	160,000,000	—
Cash distributions paid to common shareholders	(19,438,566)	(35,815,082)
Net cash provided by (used in) financing activities	(18,097,181)	(58,320,032)
Net Increase (Decrease) in Cash	8,179,085	—
Cash at the beginning of period	178,705	—
Cash at the end of period	$8,357,790	$—

Supplemental Disclosures of Cash Flow Information
	California	California
	Dividend	AMT-Free
	Advantage 3	Income
	(NZH )	(NKX )
Cash paid for interest (excluding amortization of offering costs)	$2,988,027	$681,151
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	—

See accompanying notes to financial statements.

Nuveen Investments	67

Financial
Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share NAV	Ending Market Value
California Premium Income (NCU)
Year Ended 2/28-2/29:
2014	$15.93	$.70	$(.79)	$—	$—		$(.09)	$(.84)	$—	$(.84)	$—		$15.00	$13.60
2013	15.31	.79	.69	—	—		1.48	(.86)	—	(.86)	—		15.93	15.78
2012	12.96	.84	2.38	—	—		3.22	(.87)	—	(.87)	—		15.31	15.15
2011	13.71	.92	(.79)	(.02)	—		.11	(.86)	—	(.86)	—	*	12.96	12.28
2010	12.37	.95	1.13	(.03)	—		2.05	(.72)	—	(.72)	.01		13.71	12.11

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2014	15.90	.84	(1.17)	—	—		(.33)	(.89)	—	(.89)	—		14.68	14.07
2013	14.87	.84	1.11	—	—		1.95	(.92)	—	(.92)	—		15.90	15.81
2012	12.68	.94	2.17	(.01)	—		3.10	(.91)	—	(.91)	—		14.87	15.14
2011	13.88	.98	(1.27)	(.02)	—		(.31)	(.89)	—	(.89)	—		12.68	12.20
2010	12.10	1.01	1.63	(.03)	(.02)		2.59	(.81)	—	(.81)	—		13.88	12.60

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

68	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate	(f)

(.37)%	(8.40)%	$85,979	2.81%		4.72%	N/A		N/A	14%
9.89	10.10	91,337	2.12		5.01	N/A		N/A	10
25.65	31.68	87,755	2.29		6.02	N/A		N/A	14
.63	8.34	74,275	1.69		6.66	N/A		N/A	5
17.06	28.13	78,581	1.30		7.18	N/A		N/A	10

(1.81)	(4.95)	345,463	1.86		5.79	N/A		N/A	25
13.39	10.80	374,096	1.60		5.44	N/A		N/A	12
25.30	32.82	349,203	1.50		6.84	N/A		N/A	13
(2.57)	3.54	297,629	1.18		7.18	N/A		N/A	20
21.97	24.62	325,791	1.21		7.63	1.18%		7.66%	4

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), MTP Shares and/or VRDP Shares, where applicable.

(d)	After expense reimbursement from the Adviser, where applicable. As of July 31, 2009, the Adviser is no longer reimbursing California Dividend Advantage (NAC) for any fees or expenses.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 –Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

California Premium Income (NCU)
Year Ended 2/28-2/29:
2014	1.04%
2013	1.01
2012	1.14
2011	.55
2010	.06

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2014	.61%
2013	.61
2012	.46
2011	.06
2010	.08

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

N/A	Fund did not have, or no longer has, a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share NAV	Ending Market Value
California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2014	$16.35	$.80	$(1.40)	$—	$—		$(.60)	$(.90)	$—	$(.90)	$—		$14.85	$13.75
2013	15.49	.85	.96	—	—		1.81	(.95)	—	(.95)	—		16.35	16.30
2012	13.47	.90	2.08	— *	—		2.98	(.96)	—	(.96)	—		15.49	15.58
2011	14.49	1.03	(1.07)	(.02)	—		(.06)	(.96)	—	(.96)	—		13.47	12.83
2010	12.91	1.07	1.43	(.04)	—		2.46	(.88)	—	(.88)	—	*	14.49	13.56

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2014	14.71	.74	(1.15)	—	—		(.41)	(.80)	—	(.80)	—		13.50	12.24
2013	13.91	.75	.90	—	—		1.65	(.85)	—	(.85)	—		14.71	14.25
2012	12.13	.82	1.86	— *	—		2.68	(.90)	—	(.90)	—		13.91	14.35
2011	13.18	.88	(1.02)	(.01)	—		(.15)	(.90)	—	(.90)	—		12.13	11.67
2010	11.53	.98	1.53	(.03)	—		2.48	(.83)	—	(.83)	—		13.18	12.67

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

70	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate	(f)

(3.42)%	(9.86)%	$219,123	2.24%		5.43%	N/A		N/A	39%
11.94	11.03	241,237	2.19		5.29	N/A		N/A	23
22.90	30.01	228,474	2.30		6.29	2.30%		6.30%	12
(.64)	1.37	198,675	1.36		7.10	1.28		7.19	13
19.52	38.29	213,687	1.20		7.58	1.04		7.74	4

(2.50)	(8.23)	325,948	2.42		5.57	N/A		N/A	41
12.15	5.41	355,163	2.53		5.22	N/A		N/A	20
22.89	31.93	335,830	2.56		6.28	2.52		6.33	18
(1.40)	(1.21)	292,563	2.07		6.61	1.94		6.74	16
22.17	32.93	317,860	1.36		7.68	1.16		7.88	6

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VRDP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2011 and September 30, 2011, the Adviser is no longer reimbursing California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH), respectively, for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 –Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2014	1.18%
2013	1.15
2012	1.25
2011	.26
2010	.04

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2014	1.37%
2013	1.47
2012	1.49
2011	.94
2010	.19

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired	Ending Common Share NAV	Ending Market Value
California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2014	$15.57	$.84	$(1.06)	$(.22)	$(.84)	$(.01)	$(.85)	$—	$14.50	$13.25
2013	14.73	.77	.97	1.74	(.88)	(.02)	(.90)	—	15.57	15.12
2012	12.82	.83	1.91	2.74	(.83)	—	(.83)	—	14.73	15.06
2011	14.03	.81	(1.22)	(.41)	(.80)	—	(.80)	—	12.82	11.78
2010	12.85	.85	1.09	1.94	(.76)	—	(.76)	—	14.03	12.87

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

See accompanying notes to financial statements.

72	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(b)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(b)(c)
Based on Common Share NAV (a)	Based on Market Value (a)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)	Expenses	(d)	Net Investment Income (Loss)	Portfolio Turnover Rate	(e)

(1.10)%	(6.39)%	$606,852	1.64%		5.93%	N/A		N/A	32%
12.08	6.53	651,402	1.64		5.48	N/A		N/A	20
21.95	36.10	86,731	1.90		6.03	N/A		N/A	7
(3.18)	(2.71)	75,493	2.06		5.74	1.97%		5.83%	8
15.49	16.39	82,579	1.68		6.11	1.47		6.32	—	*

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to VRDP Shares.
(c)	After expense reimbursement from the Adviser, where applicable. As of November 30, 2010, the Adviser is no longer reimbursing California AMT-Free Income (NKX) for any fees or expenses.
(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2014	.62%
2013	.59
2012	.67
2011	.92
2010	.57

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Calculates to less than 1%.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (continued)

	ARPS at the End of Period		VRDP Shares at the End of Period		MTP Shares at the End of Period (a)
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000	Outstanding	Per $100,000	Outstanding	Per $10
	(000)	Share	(000)	Share	(000)	Share
California Premium Income (NCU)
Year Ended 2/28-2/29:
2014	$—	$—	$—	$—	$35,250	$34.39
2013	—	—	—	—	35,250	35.91
2012	—	—	—	—	35,250	34.90
2011	—	—	—	—	35,250	31.07
2010	34,375	82,150	—	—	—	—

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2014	—	—	136,200	353,644	—	—
2013	—	—	136,200	374,666	—	—
2012	—	—	136,200	356,390	—	—
2011	135,525	79,903	—	—	—	—
2010	135,525	85,098	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014	2013	2012	2011(b	)
California Premium Income (NCU)
Series 2015 (NCU PRC)
Ending Market Value per Share	$10.04	$10.05	$10.06	$9.63
Average Market Value per Share	10.03	10.05	9.84	9.74	^

(b)	The Fund did not issue MTP Shares prior to the fiscal year ended February 28, 2011.
^	For the period September 22, 2010 (first issuance date of shares) through February 28, 2011.

See accompanying notes to financial statements.

74	Nuveen Investments

	ARPS at the End of Period		VRDP Shares at the End of Period		MTP Shares at the End of Period (a)		ARPS MTP and/or VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Asset Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $25,000	Outstanding	Per $100,000	Outstanding	Per $10	Liquidation
	(000)	Share	(000)	Share	(000)	Share	Preference
California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2014	$—	$—	$98,000	$323,595	$—	$—	$—
2013	—	—	—	—	97,846	34.65	—
2012	—	—	—	—	97,846	33.35	—
2011	39,950	77,310	—	—	55,000	30.92	3.09
2010	93,775	81,968	—	—	—	—	—

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2014	—	—	160,000	303,718	—	—	—
2013	—	—	—	—	159,545	32.26	—
2012	—	—	—	—	159,545	31.05	—
2011	69,500	71,960	—	—	86,250	28.78	2.88
2010	69,500	76,021	—	—	86,250	30.41	3.04

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013	2012		2011	(b)	2010	(b)
California Dividend Advantage 2 (NVX)
Series 2014 (NVX PRA)
Ending Market Value per Share	$—		$10.05	$10.11		$—		$—
Average Market Value per Share	10.03	∆	10.07	10.09	Ω	—		—
Series 2015 (NVX PRC)
Ending Market Value per Share	—		10.05	10.01		9.82		—
Average Market Value per Share	10.02	∆	10.04	9.89		9.72	^^	—

California Dividend Advantage 3 (NZH)
Series 2014 (NZH PRA)
Ending Market Value per Share	—		10.05	10.17		—		—
Average Market Value per Share	10.04	∆∆	10.09	10.11	ΩΩ	—		—
Series 2014-1 (NZH PRB)
Ending Market Value per Share	—		10.05	10.15		—		—
Average Market Value per Share	10.03	∆∆	10.08	10.12	ΩΩΩ	—		—
Series 2015 (NZH PRC)
Ending Market Value per Share	—		10.14	10.18		10.06		10.11
Average Market Value per Share	10.07	∆∆	10.13	10.11		10.14		10.09	^
(b)	California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) did not issue MTP Shares prior to the fiscal year ended February 28, 2011 and February 28, 2010, respectively.
^	For the period December 21, 2009 (first issuance date of shares) through February 28, 2010.
^^	For the period October 22, 2010 (first issuance date of shares) through February 28, 2011.
Ω	For the period March 29, 2011 (first issuance date of shares) through February 29, 2012.
ΩΩ	For the period April 11, 2011 (first issuance date of shares) through February 29, 2012.
ΩΩΩ	For the period June 6, 2011 (first issuance date of shares) through February 29, 2012.
∆	For the period March 1, 2013 through September 9, 2013.
∆∆	For the period March 1, 2013 through October 7, 2013.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (continued)

	VRDP Shares at the End of Period
	Aggregate	Asset
	Amount	Coverage
	Outstanding	Per $100,000
	(000)	Share
California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2014	$291,600	$308,111
2013	291,600	323,389
2012	35,500	344,312
2011	35,500	312,655
2010	35,500	332,616

See accompanying notes to financial statements.

76	Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen California Premium Income Municipal Fund (NCU) (“California Premium Income (NCU)”)
•	Nuveen California Dividend Advantage Municipal Fund (NAC) (“California Dividend Advantage (NAC)”)
•	Nuveen California Dividend Advantage Municipal Fund 2 (NVX) (“California Dividend Advantage 2 (NVX)”)
•	Nuveen California Dividend Advantage Municipal Fund 3 (NZH) (“California Dividend Advantage 3 (NZH)”)
•	Nuveen California AMT-Free Municipal Income Fund (NKX) (“California AMT-Free Income (NKX)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end registered investment companies. California Premium Income (NCU), California Dividend Advantage (NAC), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH) and California AMT-Free Income (NKX) were organized as Massachusetts business trusts on February 10, 1993, December 1, 1998, June 1, 1999, April 6, 2001 and July 29, 2002, respectively.

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives
Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of California AMT-Free Income (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

Fund Reorganizations
On October 13, 2013, the Nuveen Funds Board of Directors/Trustees approved a series of reorganizations for certain of the California Funds included in this report. The reorganizations are subject to customary conditions, including shareholder approval at annual shareholder meetings during 2014. Each reorganization is intended to create one, larger-state fund, which would potentially offer shareholders the following benefits:

•	Lower fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;
•	Enhanced secondary market trading, as larger funds potentially make it easier for investors to buy and sell fund shares;
•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and
•	Increased fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Funds
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)	California Dividend Advantage (NAC)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
California Premium Income (NCU)	California AMT-Free Income (NKX)

Nuveen Investments	77

Notes to Financial Statements (continued)

Upon the closing of a reorganization, an Acquired Fund transfers its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Each Acquired Fund is then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of each Acquired Fund become shareholders of the Acquiring Fund. Holders of common shares receive newly issued common shares of their Acquiring Fund, the aggregate net asset value (“NAV”) of which equal the aggregate NAV of the common shares of the Acquired Fund held immediately prior to the reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders are entitled). Fractional shares are sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund receive on a one-for-one basis newly issued preferred shares of their Acquiring Fund, in exchange for preferred shares of the Acquired Fund held immediately prior to the reorganization.

In connection with the reorganizations, the Acquiring Funds have accrued for certain associated costs and expenses. Such amounts are recognized as “Accrued reorganization expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of February 28, 2014, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares
California Premium Income (NCU) has issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated par value per share. The Fund’s MTP Shares were issued in one Series and trade on the NYSE. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances.

As of February 28, 2014, the details of California Premium Income’s (NCU) MTP Shares outstanding were as follows:

				Shares Outstanding	Annual
		NYSE MKT	Shares	at $10 Per Share	Dividend
	Series	Ticker	Outstanding	Liquidation Value	Rate
California Premium Income (NCU)	2015	NCU PRC	3,525,000	$35,250,000	2.00%

78	Nuveen Investments

The Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares were subject to redemption at the option of the Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of the Fund, at par in the event of certain changes in the credit rating of the MTP Shares. The Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s series of MTP Shares by NYSE MKT ticker symbol are as follows:

		NYSE MKT	Term	Optional	Premium
	Series	Ticker	Redemption Date	Redemption Date	Expiration Date
California Premium Income (NCU)	2015	NCU PRC	October 1, 2015	October 1, 2011	September 30, 2012

During the current fiscal period, California Premium Income (NCU), California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) had issued and outstanding MTP Shares.

California Dividend Advantage 2 (NVX) redeemed all of its outstanding Series 2014 and 2015 MTP Shares on September 9, 2013. California Dividend Advantage 3 (NZH) redeemed all of its outstanding Series 2014, 2014-1 and 2015 MTP Shares on October 7, 2013.

Each of California Dividend Advantage 2’s (NVX) and California Dividend Advantage 3’s (NZH) MTP Shares were redeemed at their $10.00 liquidation value per share plus dividend amounts owed using proceeds from its issuance of VRDP Shares (as described below in Variable Rate Demand Preferred Shares).

The average liquidation value for all series of MTP Shares outstanding for the Funds during the fiscal year ended February 28, 2014, was as follows:

	California		California		California
	Premium		Dividend		Dividend
	Income		Advantage 2		Advantage 3
	(NCU	)	(NVX	)*	(NZH	)**
Average liquidation value of MTP Shares outstanding	$35,250,000		$97,846,300		$159,544,500

*	For the period March 1, 2013 through September 9, 2013.
**	For the period March 1, 2013 through October 7, 2013.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (“MTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In conjunction with California Dividend Advantage 2 (NVX) and California Dividend Advantage 3’s (NZH) redemption of MTP Shares, the remaining MTP deferred offering costs of $569,616 and $ 587,478, respectively, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. The Funds issued their VRDP Shares in privately negotiated offerings, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

As of February 28, 2014, details of the Funds’ VRDP Shares outstanding are as follows:

				Shares
				Outstanding
		Shares		at $100,000 Per Share
	Series	Outstanding		Liquidation Value	Maturity
California Dividend Advantage (NAC)
	1	1,362		$136,200,000	June 1, 2041

California Dividend Advantage 2 (NVX)
	1	980	*	$98,000,000	August 3, 2043

California Dividend Advantage 3 (NZH)
	1	1,600	*	$160,000,000	September 1, 2043
* VRDP Shares issued during the current fiscal period.

Nuveen Investments	79

Notes to Financial Statements (continued)

			Shares
			Outstanding
		Shares	at $100,000 Per Share
	Series	Outstanding	Liquidation Value	Maturity
California AMT-Free Income (NKX)
	2	355	$35,500,000	June 1, 2040
	3	427	42,700,000	March 1, 2040
	4	1,090	109,000,000	December 1, 2040
	5	1,044	104,400,000	June 1, 2041

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended February 28, 2014, were as follows:

	California		California		California		California
	Dividend		Dividend		Dividend		AMT-Free
	Advantage		Advantage 2		Advantage 3		Income
	(NAC	)	(NVX	)*	(NZH	)**	(NKX	)
Average liquidation value of VRDP Shares outstanding	$136,200,000		$98,000,000		$160,000,000		$291,600,000
Annualized dividend rate	0.26%		0.16%		0.14%		0.20%

*	For the period August 29, 2013 (first issuance date of shares) through February 28, 2014.
**	For the period September 26, 2013 (first issuance date of shares) through February 28, 2014.

For financial reporting purposes only, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) incurred offering costs of $255,000 and $300,000, respectively, in conjunction with their VRDP Shares issued during the current fiscal period. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

Common Shares Equity Shelf Programs and Offering Costs
During the prior fiscal period, California Dividend Advantage (NAC) and California AMT-Free Income (NKX) each filed initial registration statements with the Securities and Exchange Commission (“SEC”) authorizing the Funds to issue an additional 2.3 million and 4.1 million common shares, respectively, through equity shelf programs (“Shelf Offerings”). During the current reporting period, the Shelf Offerings for California Dividend Advantage (NAC) and California AMT-Free Income (NKX) were declared effective but the Funds did not sell any common shares.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share.

Costs incurred by the Funds in connection with their Shelf Offerings are recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. These deferred charges are recognized over the period such additional shares are sold by reducing the proceeds from the Shelf Offering. These deferred charges are not to exceed the one-year life of the Shelf Offering period and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Other expenses” on the Statement of Operations. Any additional costs the Funds may incur in connection with their Shelf Offerings are expensed as incurred and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets.

80	Nuveen Investments

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of February 28, 2014, the Funds were not invested in any portfolio securities or derivatives that are subject to netting agreements.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	81

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

California Premium Income (NCU)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$120,143,411	$—	$120,143,411

California Dividend Advantage (NAC)
Long-Term Investments*:
Municipal Bonds	$—	$507,892,931	$—	$507,892,931

California Dividend Advantage 2 (NVX)
Long-Term Investments*:
Municipal Bonds	$—	$308,329,147	$—	$308,329,147

California Dividend Advantage 3 (NZH)
Long-Term Investments*:
Municipal Bonds	$—	$470,083,503	$—	$470,083,503

California AMT-Free Income (NKX)
Long-Term Investments*:
Municipal Bonds	$—	$884,173,579	$—	$884,173,579

* Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside

82	Nuveen Investments

investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended February 28, 2014, each Fund invested in inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended February 28, 2014, were as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Average floating rate obligations outstanding	$5,314,918		$43,622,425		$8,607,123		$845,000		$17,605,808
Average annual interest rate and fees	0.49%		0.57%		0.58%		0.65%		0.58%

As of February 28, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Floating rate obligations: self-deposited inverse floaters	$3,395,000		$43,400,000		$965,000		$845,000		$3,360,000
Floating rate obligations: externally-deposited inverse floaters	4,671,500		34,034,000		9,075,000		53,741,500		60,477,000
Total	$8,066,500		$77,434,000		$10,040,000		$54,586,500		$63,837,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of February 28, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Maximum exposure to Recourse Trusts	$2,010,000		$24,590,000		$3,480,000		$48,960,000		$31,250,000

Nuveen Investments	83

Notes to Financial Statements (continued)

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments and may do so in future, they did not make any such investments during the fiscal year ended February 28, 2014.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares
The Funds did not repurchase any of their outstanding common shares during the fiscal years ended February 28, 2014 and February 28, 2013. Transactions in common shares were as follows:

	California Premium Income (NCU)		California Dividend Advantage (NAC)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/14	2/28/13	2/28/14	2/28/13
Common shares:
Issued to shareholders due to reinvestment of distributions	—	2,157	7,517	38,134

	California Dividend Advantage 2 (NVX)		California Dividend Advantage 3 (NZH)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/14	2/28/13	2/28/14	2/28/13
Common shares:
Issued to shareholders due to reinvestment of distributions	1,236	11,279	—	12,652

	California AMT-Free
	Income (NKX)
	Year	Year
	Ended	Ended
	2/28/14	2/28/13
Common shares:
Issued in reorganizations	—	35,902,926
Issued to shareholders due to reinvestment of distributions	—	51,960

84	Nuveen Investments

Preferred Shares
The Funds did not have any transactions in MTP Shares during the fiscal year ended February 28, 2013.

Transactions in MTP Shares for the following Funds during the fiscal year ended February 28, 2014, were as follows:

	Year Ended February 28, 2014
		NYSE/
		NYSE MKT
	Series	Ticker	Shares	Amount
California Dividend Advantage 2 (NVX)
MTP Shares redeemed:	2014	NVX PRA	(4,284,630)	$(42,846,300)
	2015	NVX PRC	(5,500,000)	(55,000,000)
Total			(9,784,630)	$(97,846,300)
California Dividend Advantage 3 (NZH)
MTP Shares redeemed:	2014	NZH PRA	(2,700,000)	$(27,000,000)
	2014-1	NZH PRB	(8,625,000)	(86,250,000)
	2015	NZH PRC	(4,629,450)	(46,294,500)
Total			(15,954,450)	$(159,544,500)

Transactions in VRDP Shares for the following Funds during the fiscal years ended February 28, 2014 and February 28, 2013, were as follows:

	Year Ended February 28, 2014
	Series		Shares	Amount
California Dividend Advantage 2 (NVX)
VRDP Shares issued	1		980	$98,000,000

California Dividend Advantage 3 (NZH)
VRDP Shares issued	1		1,600	$160,000,000

	Year Ended February 28, 2013
	Series		Shares	Amount
California AMT-Free Income (NKX)
VRDP Shares issued	3	*	427	$42,700,000
	4	*	740	74,000,000
	4		530	53,000,000
	5	*	1,044	104,400,000
Total			2,741	$274,100,000

*	VRDP Shares issued in connection with the reorganizations.

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended February 28, 2014, were as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Purchases	$17,145,935		$133,539,978		$124,994,790		$193,984,067		$292,522,568
Sales and maturities	22,945,825		128,821,776		144,090,862		213,801,182		327,209,022

Nuveen Investments	85

Notes to Financial Statements (continued)

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of California AMT-Free Income (NKX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of February 28, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Cost of investments	$107,899,882		$434,633,401		$294,479,358		$446,003,182		$837,920,267
Gross unrealized:
Appreciation	$9,367,565		$38,310,751		$19,300,068		$29,982,518		$48,228,071
Depreciation	(519,795)		(8,451,404)		(6,415,279)		(6,747,197)		(5,332,230)
Net unrealized appreciation (depreciation) of investments	$8,847,770		$29,859,347		$12,884,789		$23,235,321		$42,895,841

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, nondeductible reorganization expenses and distribution reclasses, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2014, the Funds’ tax year end, as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Paid-in-surplus	$(732,172)		$(723,892)		$(822,724)		$(1,059,035)		$(92,184)
Undistributed (Over-distribution of) net investment income	731,573		698,168		797,773		1,014,758		17,679
Accumulated net realized gain (loss)	599		25,724		24,951		44,277		74,505

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2014, the Funds’ tax year end, were as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Undistributed net tax-exempt income1	$1,403,593		$5,477,063		$2,498,025		$1,642,067		$6,313,916
Undistributed net ordinary income2	—		—		—		5,401		27,237
Undistributed net long-term capital gains	—		—		—		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2014, paid on March 3, 2014.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

86	Nuveen Investments

The tax character of distributions paid during the Funds’ tax years ended February 28, 2014 and February 28, 2013, was designated for purposes of the dividends paid deduction as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
2014	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Distributions from net tax-exempt income3	$5,520,377		$21,240,833		$14,651,657		$22,400,636		$35,727,060
Distributions from net ordinary income2	2,520		33,376		45,313		16,906		117,778
Distributions from net long-term capital gains4	—		—		—		—		539,170

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
2013	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Distributions from net tax-exempt income	$5,662,424		$22,042,288		$16,146,699		$24,912,763		$24,898,294
Distributions from net ordinary income2	—		—		—		—		—
Distributions from net long-term capital gains	—		—		—		—		669,297

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate this amount paid during the fiscal year ended February 28, 2014, as Exempt Interest Dividends.
4
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2014.

As of February 28, 2014, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)5
Expiration:
February 29, 2016	$—		$—		$—		$3,869,938		$—
February 28, 2017	—		10,106,897		—		4,536,999		185,948
February 28, 2018	516,529		731,149		705,843		10,646,251		530,894
February 28, 2019	—		—		—		1,340,157		—
Not subject to expiration:	—		11,335,952		917,611		11,834,608		1,652,724
Total	$516,529		$22,173,998		$1,623,454		$32,227,953		$2,369,566

5	A portion of California AMT-Free Income’s (NKX) capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended February 28, 2014, the following Fund utilized capital loss carryforwards as follows:

	California
	Premium
	Income
	(NCU	)
Utilized capital loss carryforwards	$334,434

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Post-October capital losses6	$110,168		$587,271		$1,638,468		$2,320,743		$2,378,128
Late-year ordinary losses7	—		—		—		—		—

6	Capital losses incurred from November 1, 2013 through February 28, 2014, the Funds’ tax year end.
7	Ordinary losses incurred from January 1, 2014 through February 28, 2014, and specified losses incurred from November 1, 2013 through February 28, 2014.

Nuveen Investments	87

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

California Premium Income (NCU)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

California Dividend Advantage (NAC)
California Dividend Advantage 2 (NVX)
California Dividend Advantage 3 (NZH)
California AMT-Free Income (NKX)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2014, the complex-level fee rate for these Funds was .1672%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

88	Nuveen Investments

8. Subsequent Events

Agreement and Plan of Merger
On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen Investments, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Nuveen Investments	89

Additional Fund Information

Board of Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	Ernst & Young LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60606	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information
Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NCU	NAC	NVX	NZH	NKX
Common shares repurchased	—	—	—	—	—

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

90	Nuveen Investments

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper California Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Nuveen Investments	91

Glossary of Terms Used in this Report Process (continued)

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

92	Nuveen Investments

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	93

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	208

■	ROBERT P. BREMNER 1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute. Company Institute.	208

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	208

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
208

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
208

94	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Whole- sale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
208

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	208

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	208

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	208

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
208

Nuveen Investments	95

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Interested Board Members:

■	WILLIAM ADAMS IV[2] 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago.	133

■	THOMAS S. SCHREIER, JR.[2] 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	133

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
Officers of the Funds:					by Officer

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					208

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	101

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	208

96	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	208

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	208

■	SCOTT S. GRACE 1970 333 W. Wacker Drive	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					208

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	208

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	208

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					208

Nuveen Investments	97

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	208

■	JOEL T. SLAGER 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	208

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

98	Nuveen Investments

Notes

Nuveen Investments	99

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $221 billion as of December 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN - B - 0214D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen California Premium Income Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
February 28, 2014	$24,750	$0	$673	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2013	$22,250	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2014	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2013	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2014	$ 673	$ 0	$ 0	$ 673
February 28, 2013	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policies and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Scott R. Romans	Nuveen California Premium Income Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	21	$8.40 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$1.57 million
*	Assets are as of February 28, 2014. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of February 28, 2014 the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Scott R. Romans	Nuveen California Premium Income Municipal Fund	$0	$0

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states.   Currently, he manages investments for 22 Nuveen-sponsored investment companies.  He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Premium Income Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: May 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: May 8, 2014

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 8, 2014